Prospectus Supplement
(To Prospectus dated November 29, 2012)

900,000 Shares
Salient MLP & Energy Infrastructure Fund
$27.55 per Share

Salient MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company which commenced investment operations in May 2011. The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its Common Shareholders.

The Fund is offering 900,000 common shares of beneficial interest, $0.01 par value per share (“Common Shares”), in this Prospectus Supplement. This Prospectus Supplement, together with the accompanying Prospectus dated November 29, 2012, sets forth the information that you should know before investing.

The Fund’s Common Shares are listed on the New York Stock Exchange under the symbol “SMF.” As of March 20, 2013, the last reported sale price for the Fund’s Common Shares on the New York Stock Exchange was $28.33 per share.

Investing in the Fund’s securities involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 36 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase the Fund’s securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$27.55	$24,795,000

Underwriting discounts and commissions	$1.08	$972,000

Proceeds, before expenses, to the Fund	$26.47	$23,823,000

The Fund has granted the underwriters an option exercisable for a period of 30 days from the date of this Prospectus Supplement to purchase up to 135,000 additional Common Shares at the public offering price, less the underwriting discount, to cover over-allotments, if any. If the underwriters exercise the option in full, the total underwriting discounts and commissions will be $1,117,800, and the total proceeds to the Fund will be $27,396,450.

Delivery of the Common Shares will be made on or about March 26, 2013.

Joint Book-Running Managers
Stifel	Oppenheimer & Co.

Co-Managers
BB&T Capital Markets Ladenburg Thalmann & Co. Inc.	Wunderlich Securities Davenport & Company LLC

Prospectus Supplement dated March 21, 2013

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

ABOUT THIS PROSPECTUS SUPPLEMENT

This Prospectus Supplement, together with the accompanying Prospectus, set forth concisely the information that you should know before investing in the Fund’s Common Shares. You should read the accompanying Prospectus and this Prospectus Supplement, which contain important information, before deciding whether to invest in the Fund’s securities. You should retain the Prospectus and Prospectus Supplement for future reference. A statement of additional information, dated November 29, 2012, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the statement of additional information are part of a “shelf” registration statement that the Fund filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the statement of additional information, you should rely on this Prospectus Supplement.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus Supplement and in the accompanying Prospectus is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since such dates. The Fund will advise investors of any material changes to the extent required by applicable law.

 The Fund’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

s-i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Common Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC. Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus. You are urged to review carefully those sections for a more detailed discussion of the risks of an investment in the Fund’s securities.

Although the Fund believes that the expectations expressed in the Fund’s forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended.

s-ii

PROSPECTUS SUPPLEMENT SUMMARY

The following summary contains basic information about the Fund and the Fund’s securities. It is not complete and may not contain all of the information that you may want to consider. You should review the more detailed information contained in this Prospectus Supplement and in the accompanying Prospectus and in the statement of additional information, especially the information set forth under the heading “Risks” beginning on page 36 of the accompanying Prospectus.

The Fund

The Fund is a non-diversified, closed-end management investment company, with total managed assets of approximately $203,915,118 as of March 15, 2013. The Fund commenced operations in May 2011 following the Fund’s initial public offering. The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its Common Shareholders.

Investment Adviser

Salient Capital Advisors, LLC (“SCA”), the Fund’s investment adviser, is responsible for providing portfolio investment services to the Fund, implementing and administering the Fund’s investment strategy and providing management and administrative assistance in connection with its operations. SCA is a wholly-owned subsidiary of Salient Partners, L.P., a Delaware limited partnership, and SCA is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of December 31, 2012, SCA managed assets of approximately $2.0 billion, including $1.2 billion in MLPs and Energy Infrastructure Companies. Salient and its affiliates managed assets of approximately $17.4 billion as of December 31, 2012.

Pursuant to an investment management agreement, the Fund has agreed to pay SCA, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.20% of the average monthly total assets of the Fund, computed and paid monthly. See “Management – Investment Management Agreement” beginning on page 63 of the accompanying Prospectus.

The Offering

Common Shares the Fund is offering	900,000 Common Shares

Common Shares to be outstanding after this offering	7,044,933 Common Shares (or 7,179,933 Common Shares if the underwriters’ option to purchase additional Common Shares is exercised in full).

Use of proceeds after expenses
SCA estimates that the net proceeds from this offering without exercise of the over-allotment option will be approximately $23,823,000. The Fund intends to use the net proceeds to make investments in portfolio companies in accordance with its investment objective and policies and for general corporate purposes. See “Use of Proceeds.”

Risk factors	See “Risks” and other information included in the accompanying Prospectus for a discussion of factors you should carefully consider before deciding to invest in Common Shares.

NYSE Symbol	“SMF”

Stockholder Transaction Expenses

Underwriting discounts and commissions (as a percentage of offering price)	3.9%
Net offering expenses borne by the Fund (as a percentage of offering price)	3.9%
Dividend reinvestment plan fees(1)	None

(1)	Shareholders will pay brokerage charges if they direct U.S. Bancorp Fund Services, LLC, as agent for the Common Shareholders, to sell their Common Shares held in a dividend reinvestment account.

Example

This example replaces the example as set forth on page 23 of the accompanying prospectus with respect to this offering.  The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 5.40% and estimated offering expenses of 3.9% of net assets attributable to Common Shares in years 1 through 10; (ii) non-continuation of the management fee waiver reimbursement after year 1; (iii) a 5% annual return; and (iv) all distributions are reinvested at NAV.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$91	$266	$425	$763
_________________

The example and the expenses in the table above should not be considered a representation of future expenses.  The example assumes that the estimated “Total Annual Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value.  Actual expenses (including the cost of financial leverage and other expenses) may be greater or less than shown.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example

USE OF PROCEEDS

SCA estimates that the net proceeds from the sale of the 900,000 Common Shares that the Fund is offering will be approximately $23,823,000, after deducting the underwriting discounts and commissions, or approximately $27,396,450 if the underwriters exercise their over-allotment option in full.

Unless otherwise specified in this Prospectus Supplement, the Fund currently intends to use the net proceeds from the sale of the Fund’s Common Shares in this offering primarily to invest in accordance with the Fund’s investment objective and policies (as described under “Investment Objective and Policies,” beginning on page 27 of the accompanying Prospectus). The Fund anticipates that it will be possible to invest the proceeds of this offering consistent with the Fund’s investment objective and policies within three months.

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SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.  In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of November 30, 2012, and not as a percentage of total assets.  By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets the Fund invests.  The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below.  However, these expenses will be borne by Common Shareholders and will result in a reduction in the net asset value of the Common Shares.  The table is based on the Fund’s capital structure as of November 30, 2012.   As of November 30, 2012, the Fund had $61,650,000 in borrowings outstanding, representing 28.7% of total assets as of that date.

Percentage of Net Assets Attributable to Common Shares

Annual expenses:

Management Fees(1)	1.54%

Interest Payments on Borrowed Funds(2)	0.50%

Subsidiary Deferred Income Tax Expenses(3)	2.88%

Other Expenses(4)	0.73%

Total Annual Expenses	5.65%

Less Management Fee Waiver/Reimbursement(5)	(0.25%)

Net Annual Expenses	5.40%

(1)
Pursuant to the terms of the investment management agreement between the Fund and SCA, the management fee is calculated at an annual rate of 1.20% of the average monthly total assets of the Fund.  Management fees in the table above are calculated as a percentage of net assets attributable to Common Shares, which results in a higher percentage than the percentage attributable to average monthly total assets. See “Management—Investment Management Agreement” in the accompanying Prospectus.

(2)	Reflects interest expense on $42,900,000 in average borrowings under the credit facility described in the accompanying Prospectus under “Use of Leverage.”
(3)
Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) is classified for federal income tax purposes as a taxable regular corporation or so called Subchapter “C” Corporation.  As a “C” Corporation, the Subsidiary (and thus indirectly the Fund) accrues deferred tax liability associated with the capital appreciation of its investments and the distributions received by the Subsidiary on equity securities of MLPs, as defined in the accompanying Prospectus,  considered to be a return of capital and for any net operating gains.  The Subsidiary’s accrued deferred tax liability, if any, is reflected in the Fund’s net asset value per share.  The deferred income tax expense/(benefit) represents an estimate of the Subsidiary’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio.  An estimate of deferred income tax expense/(benefit) is dependent on the Subsidiary’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expense/(benefit) may vary greatly from year to year and

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week to week depending on the nature of the Subsidiary’s investments, the performance of those investments and general market conditions.  Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.  For the year ended November 30, 2012, the Subsidiary (and thus indirectly the Fund) had net operating losses of $(936,310) and accrued $4,355,543 in net deferred tax expense/(benefit) primarily related to unrealized appreciation on investments.

(4)
Other Expenses in the table include costs incurred in connection with the Fund’s operations, including but not limited to payments to the Fund’s administrator, custodian, fund accountant, transfer agent, tax preparer, legal counsel, and its independent public accounting firm. Other Expenses are based on estimated amounts for the current fiscal year.

(5)
SCA has contractually agreed to waive or reimburse the Fund for a portion of its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets until May 25, 2013. Management fees and waivers are expressed as a percentage of net assets in the table.

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CAPITALIZATION

The following table sets forth the Fund’s capitalization:

●	on a historical basis as of November 30, 2012;

●
on an adjusted basis to reflect (i) the issuance of 4,527 of the Fund’s Common Shares through the Fund’s dividend reinvestment plan through March 15, 2013 and (ii) a decrease in the Fund’s borrowings under its credit facility to $55,000,000 as of March 15, 2013; and

●	on a further adjusted basis to reflect the issuance of 900,000 Common Shares in an offering under this Prospectus Supplement and the accompanying Prospectus.

	Actual	As Adjusted	As Further Adjusted
	(unaudited)	(unaudited)
Credit Facility
Credit Facility: $20,000,000 available (1)	61,650,000	55,000,000	55,000,000
Common Shareholders’ equity
Common shares, $0.01 par value per share, unlimited shares authorized, 6,140,406 shares outstanding (actual), 6,144,933 shares outstanding (as adjusted) and 7,044,933 shares outstanding (as further adjusted)	132,232,316	142,344,620	166,167,620
Undistributed net investment income (loss)	(2,090,128)	1,589,966	1,589,966
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions, and interest rate swaps	(1,723,525)	(1,783,147)	(1,783,147)
Net unrealized appreciation (depreciation) on investments, written options, foreign currency transactions, and interest rate swaps	16,606,778	21,194,313	21,194,313
Net assets applicable to Common Shareholders	145,025,441	163,345,752	187,168,752
Total Capitalization	206,675,441	218,345,752	242,168,752

(1)     The Fund and its subsidiary, Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) have entered into a credit facility with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary.  As of March 15, 2013, the Fund had $55,000,000 borrowed under the credit facility.

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MARKET AND NET ASSET VALUE INFORMATION

The Common Shares are listed on the New York Stock Exchange under the symbol “SMF.” The Fund’s Common Shares commenced trading on the New York Stock Exchange in May 2011.

The Common Shares have traded both at a premium and a discount to net asset value, or "NAV". The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risks —Market Discount Risk” on page 36 of the accompanying Prospectus.

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding net asset value per share and the premium or discount to net asset value per share at which the Fund’s Common Shares were trading as of such date.  Net asset value is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Net Asset Value” on page 63 of the accompanying Prospectus for information as to the determination of the Fund’s NAV.

	Market Price		Net Asset Value per Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
11/30/2012	$25.92	$24.03	$24.15	$23.62	7.33%	1.74%
8/31/2012	$26.50	$23.80	$24.66	$22.14	7.46%	7.50%
5/31/2012	$26.50	$24.23	$25.15	$23.17	5.37%	4.57%
2/29/2012	$25.18	$21.95	$25.90	$24.69	(2.78)%	(11.10)%
11/30/2011	$24.38	$20.21	$23.45	$21.42	4.00%	(5.65)%
8/31/2011	$25.50	$20.55	$23.66	$20.77	7.78%	(1.06)%
5/31/2011	$25.36	$25.00	$23.87	$23.87	6.24%	(4.73)%

The last reported sale price, NAV per common share and percentage discount to NAV per common share on March 15, 2013, were $28.48, $26.58 and 7.15%, respectively. As of March 15, 2013, the Fund had 6,144,933 Common Shares outstanding and the net assets of the Fund were $163,345,752.

The following table provides information about the Fund’s outstanding securities as of March 15, 2013:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	6,144,933

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UNDERWRITING

The underwriters named below, acting through their representatives, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc. (“Representatives”), are acting as underwriters in this offering. Subject to the terms and conditions contained in the underwriting agreement by and among the underwriters, SCA and the Fund, the underwriters have agreed to purchase from the Fund, and the Fund has agreed to sell to the underwriters, the number of Common Shares set forth opposite their names below.

Number of Common Shares
Underwriter
Stifel, Nicolaus & Company, Incorporated	328,500
Oppenheimer & Co. Inc.	256,500
BB&T Capital Markets, a division of BB&T Securities, LLC	117,000
Wunderlich Securities, Inc.	81,000
Ladenburg Thalmann & Co. Inc.	63,000
Davenport & Company LLC	54,000
Total	900,000

The underwriting agreement provides that the underwriters, severally and not jointly, are obligated to purchase, subject to certain conditions, all of the Common Shares being offered. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the Fund and SCA to the underwriters are true; (2) there has been no material change in the financial markets; and (3) the Fund and SCA deliver customary closing documents to the underwriters.

The Fund has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities; provided that such indemnification shall not extend to any liability or action resulting from the gross negligence or willful misconduct of the underwriters.

The underwriters are offering the Common Shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Common Shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the Common Shares to the public at the public offering price on the cover page of this Prospectus Supplement and to dealers at that price less a concession not in excess of $0.648 per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $0.10 per Common Share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the per Common Share and total public offering price, underwriting discount and proceeds before offering expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of the overallotment option.

8

	Per Share	Without Option	With Option
Public offering price	$27.55	$24,795,000	$28,514,250

Underwriting discount	$1.08	$972,000	$1,117,800

Proceeds, before offering expenses, to us	$26.47	$23,823,000	$27,396,450

Approximately $36,000 of legal/accounting expense is being borne by all Common Shareholders.  In addition, the Advisor is bearing approximately $5,000 in printing expense of this offering.

Overallotment Option

The Fund has granted an option to the underwriters to purchase up to an additional 135,000 Common Shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this Prospectus Supplement solely to cover any overallotments. If the underwriters exercise this option, they will be obligated, subject to conditions contained in the underwriting agreement, to purchase such additional Common Shares, and the Fund will be obligated, pursuant to that option, to sell these Common Shares to the underwriters.

Lock-Up Agreement

The Fund has agreed not to offer or sell any additional Common Shares for a period of 60 days after the date of the underwriting agreement without first obtaining the written consent of the Representatives, except for the sale of Common Shares to the underwriters pursuant to the underwriting agreement or Common Shares issued pursuant to the Fund’s dividend reinvestment plan. Specifically, the Fund has agreed, with certain limited exceptions, not to directly or indirectly

●	offer, pledge, sell or contract to sell any Common Shares;

●	sell any option or contract to purchase any Common Shares;

●	purchase any option or contract to sell any Common Shares;

●	grant any option, right or warrant for the sale of any Common Shares;

●	lend or otherwise dispose of or transfer any Common Shares;

●
file a registration statement related to the Common Shares, but not including any post-effective amendment to the current registration statement or a new registration statement in order to maintain a universal shelf registration statement; or

●
enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any Common Shares, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

New York Stock Exchange Listing

The Fund’s currently outstanding Common Shares are, and the Common Shares sold pursuant to this Prospectus Supplement and the accompanying Prospectus will be, listed on the New York Stock Exchange under the symbol “SMF.”

Price Stabilization, Short Positions

Until the distribution of the Common Shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Common Shares. However, the underwriters may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell Common Shares in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and

9

stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of Common Shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional Common Shares in the offering. The underwriters may close out any covered short position by either exercising their overallotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out the covered short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the overallotment option. “Naked” short sales are sales in excess of the overallotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of Common Shares made by the underwriter in the open market prior to the completion of the offering.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of Common Shares or preventing or retarding a decline in the market price of Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market.

Neither the Fund nor the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Fund. They have received customary fees and commissions for these transactions.

Electronic Distribution

The Prospectus Supplement and the accompanying Prospectus in electronic format may be made available on the Internet sites or through other online services maintained by the underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The underwriters may allocate a specific number of Common Shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the Representatives on the same basis as other allocations.

Other than this Prospectus Supplement and the accompanying Prospectus in electronic format, the information on the underwriters’ web sites and any information contained in any other web site maintained by the underwriters are not part of this Prospectus Supplement, the accompanying Prospectus or the registration statement of which this Prospectus Supplement and the accompanying Prospectus form a part, and have not been approved and/or endorsed by the Fund and should not be relied upon by prospective investors.

Certain Relationships and Fees

To the extent permitted under the Investment Company Act of 1940, as amended and the rules and regulations promulgated thereunder, the Fund anticipates that an underwriter may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund’s portfolio transactions after an underwriter has ceased to be an underwriter and, subject to certain restrictions, may act as a broker while it is an underwriter.

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Addresses

Stifel, Nicolaus & Company, Incorporated’s principal office is located at 501 North Broadway, St. Louis, Missouri 63102.

Oppenheimer & Co. Inc.’s principal office is located at 125 Broad Street, New York, New York 10004.

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LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, 1 Lincoln Street, Boston, Massachusetts 02111, and for the underwriters by Andrews Kurth LLP, 450 Lexington Avenue, New York, New York 10017.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) and is required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This Prospectus Supplement and the accompanying Prospectus do not contain all of the information in the Fund’s registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus Supplement and the accompanying Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

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BASE PROSPECTUS	DATED NOVEMBER 29, 2012

UP TO $75,000,000
SALIENT MLP & ENERGY INFRASTRUCTURE FUND
COMMON SHARES

The Fund and Its Investment Objective. Salient MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company, which commenced operations in May 2011. The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to its common shareholders (“Common Shareholders”). There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to provide its Common Shareholders with a tax-efficient vehicle to invest in a portfolio of energy infrastructure companies that own midstream and other energy assets. Capitalized terms, not otherwise defined herein, have the meanings ascribed to them in the Glossary of Key Terms on page ii of this Prospectus.

Investment Strategies.  The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of MLPs and Energy Infrastructure Companies (each as defined below). A majority of the Fund’s investments consist of investments in Midstream MLPs and Midstream Energy Infrastructure Companies (as defined below).

Tax Matters. The Fund is, for U.S. federal income tax purposes, a regulated investment company, or RIC. As a RIC, the Fund generally is not required to pay U.S. federal income taxes on any ordinary income or capital gains that it receives from its portfolio investments and distributes to its Common Shareholders as dividends. See “Tax Matters.”

Investment Adviser. The Fund’s investment adviser, Salient Capital Advisors, LLC, a Texas limited liability company (“SCA”), which is a registered investment adviser and, with its affiliates, is an experienced investment adviser to other management investment companies and closed-end funds. As of July 31, 2012, SCA managed assets of approximately $2.4 billion, including $950 million in MLPs and Energy Infrastructure Companies.

The Offering.  The Fund may offer, from time to time, in one or more offerings, the Fund’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”).  Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”).  The provisions of the Investment Company Act of 1940, as amended, generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the net asset value per share of a company’s common stock (calculated within 48 hours of pricing). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares.

Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated.  The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of the Common Shares.

Exchange Listing. As of November 1, 2012, the Fund had 6,140,406 Common Shares outstanding.  The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol "SMF."  As of November 1, 2012, the last reported sales price of a Common Share of the Fund on the NYSE was $26.00.  Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

The Common Shares have traded both at a premium and a discount to net asset value.  The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to net asset value.  The provisions of the Investment Company Act of 1940, as amended, generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the net asset value per share of a company’s common stock (calculated within 48 hours of pricing).  The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for our Common Shares.  Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, which may increase investors’ risk of loss.  The returns earned by holders of the Common Shares who purchase their shares in this offering and sell their shares below net asset value will be reduced.

Investing in the Fund’s Common Shares involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 36 of this Prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated November 29, 2012

Distributions. The Fund makes and intends to make regular distributions of cash to its Common Shareholders out of legally available funds (“Distributions”). There is no assurance that the Fund will continue to pay regular Distributions or that it will do so at a particular rate. See “Distributions” and “Tax Matters.”

Leverage.    The Fund generally seeks to enhance its total returns through the use of financial leverage, presently in the form of bank debt (“Indebtedness”), but which in the future could be in the form of the issuance of preferred shares (together with Indebtedness, “Financial Leverage”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 37.5% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets. There is no assurance that the Fund’s use of Financial Leverage will be successful in enhancing the level of the Fund’s total return. The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objective and policies within three months. The Fund and its subsidiary, Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) have entered into a credit facility (the “Agreement”) with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012, the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%.   The Fund may enter into additional credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets). See “Description of Shares—Credit Facility.” The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. See “Use of Leverage—Effects of Leverage,” “Risks—Leverage Risk,” and “Description of Shares.”

Option Strategy.    The Fund currently may write covered call options in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets) with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (approximately 15% of net assets), and purchase put options as part of its hedging strategy (as discussed below). This option strategy is intended to generate returns from options premiums as a means to enhance distributions to the Fund’s Common Shareholders. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. Separately, in the Fund’s hedging strategy, it may both write covered and uncovered call options and purchase put options to attempt to hedge various Fund investments and/or markets or indices, as well as interest rates. The Fund limits its use of uncovered calls to 10% of the value of total assets in its portfolio (which represents 15% of net assets). As a writer of uncovered calls, the Fund would be subject to the risk of unlimited losses. See “Risks—Options Risk—Derivatives Risk—Short Sales Risk,” and “Description of Shares.”

This Prospectus, together with any other applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this Prospectus and the applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Common Shares.  You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information, dated November 29, 2012, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”)

and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 77 of this Prospectus), annual and semi-annual reports to Common Shareholders (when available), and additional information about the Fund by calling toll-free at (800) 809-0525, or by writing to the Fund at 4265 San Felipe, Suite 800, Houston, Texas 77027 or visiting the Fund’s website (www.salientmlpfund.com). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0112.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Its business, financial condition, results of operations and prospects may have changed since that date. The Fund will advise investors of any material changes to the extent required by applicable law.

i

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in the Fund’s investment objective and policies and as described in this Prospectus. These definitions may not correspond to standard sector definitions.

“Energy Infrastructure Companies” means companies, including MLP Affiliates, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

“Marine Midstream Companies” means public companies that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

“Midstream Assets” means assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

“Midstream Energy Infrastructure Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as MLPs and are taxed as corporations. For purposes of this definition, this means companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels and (b) MLP Affiliates of Midstream MLPs.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Energy Infrastructure Companies.

“MLPs” means entities that are structured as Master Limited Partnerships and includes Midstream MLPs and other energy MLPs. “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for U.S. federal income tax purposes.

“MLP Affiliates” means affiliates of MLPs substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes. MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes.

“Other Energy Infrastructure Companies” means Energy Infrastructure Companies, excluding MLPs and Midstream Energy Infrastructure Companies.

ii

 PROSPECTUS SUMMARY

This is only a summary.  You should review the more detailed information elsewhere in this Prospectus (“Prospectus”), in any related supplement to this Prospectus (each, a “Prospectus Supplement”), and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund.  See “Risks.” Unless otherwise defined herein, the Glossary of Key Terms on page ii herein provides the definitions of certain key terms used in this Prospectus

The Fund
Salient MLP & Energy Infrastructure Fund (the “Fund”) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations in May, 2011.

The Offering
The Fund may offer, from time to time, in one or more offerings, up to $75,000,000 worth of common shares of beneficial interest of the Fund (“Common Shares”) on terms to be determined at the time of the offering.  The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements.  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares.  Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated.  See “Plan of Distribution.”  The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of Common Shares.

Investment Objective
The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to its common shareholders (“Common Shareholders”). The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of MLPs and Energy Infrastructure Companies.  A majority of the Fund’s portfolio investments consist of securities of Midstream MLPs and Midstream Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies.”

The Adviser
Salient Capital Advisors, LLC (“SCA”), the Fund’s investment adviser, is responsible for providing portfolio investment services to the Fund, implementing and administering the Fund’s investment strategy and providing management and administrative assistance in connection with its operations. SCA is a wholly-owned subsidiary of Salient Partners, L.P., a Delaware limited partnership (“Salient”), and SCA is a registered investment adviser with the Securities and Exchange Commission (“SEC”). As of July 31, 2012, SCA managed assets of approximately $2.4 billion, including $950 million in MLPs and Energy Infrastructure Companies. Salient and its affiliates managed assets of approximately $17.6 billion as of July 31, 2012.

Salient and its principals have invested in Midstream MLPs and Midstream Energy Infrastructure Companies since 2003, and Salient has developed an understanding of the North American energy markets that Salient believes enables it to identify and take advantage of attractive investment opportunities in the Midstream Sector as well as in other MLPs and Energy Infrastructure Companies. In addition, Salient’s senior professionals have many long-term relationships with industry managers, which Salient believes gives it an important advantage in making portfolio management decisions and sourcing and structuring private investments for the Fund.

Pursuant to the investment management agreement, the Fund has agreed to pay SCA, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.20% of the average monthly total assets of the Fund, computed and paid monthly. Because SCA’s management fee is based upon a percentage of the Fund’s total assets, its fee will be higher if the Fund employs Financial Leverage. Until May 25, 2013, SCA has contractually agreed to waive or reimburse the Fund for a portion of its management fee in an amount equal on an annual basis to .20% of the Fund’s average monthly total assets. See “Management—Investment Adviser.”

Listing
As of November 1, 2012, the Fund had 6,140,406 Common Shares outstanding.  The Fund’s Common Shares are traded on the NYSE under the symbol "SMF."  As of November 1, 2012, the last reported sales price of a Common Share of the Fund on the NYSE was $26.00.  Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

Use of Proceeds
Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, it is expected that the net proceeds of the Offering will be invested in accordance with the Fund’s investment objective and policies within three months.  See “Use of Proceeds.”

Plan of Distribution
The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways:  (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers.

The Fund may distribute Common Shares from time to time in one or more transactions at:  (i) a fixed price or prices, which may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers.  The Fund will, in a Prospectus Supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933 (the “Securities Act”) and describe any commissions the Fund must pay.  Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis.  Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such offering their names and the terms of the Fund’s agreement with them.

If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal.  The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the Securities Act.  An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares.  Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts.  In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market.  Finally, in any offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise.  Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels.  Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions.  If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions.  If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities.  The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

The Fund or one of the Fund’s affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell Common Shares using this Prospectus.  Such financial institution or third party may transfer its short position to investors in Common Shares or in connection with a simultaneous offering of other Common Shares offered by this Prospectus or otherwise.

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular offering of Common Shares made through a single Prospectus Supplement.

Distributions
The Fund has made quarterly Distributions in amounts ranging from $0.40 to $0.44 per share since inception, with the first such distribution made on August 25, 2011.  It is anticipated that only a portion of the cash payments that the Fund receives from its investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Fund cannot predict with respect to a given quarter how much of its investment company taxable income will be included in the Distribution it makes for that quarter. However, the Fund intends to pay to Common Shareholders on an annual basis at least 90% of its investment company taxable income. Distributions may also include gains from premiums on options the Fund has written, cash received as return of capital from the Fund’s portfolio investments or return of investors’ capital. Any such returns of capital, while not taxable, will lower a Common Shareholder’s basis and may result in higher taxes in the future.

Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital was the source of a Distribution, and the payment amounted to a return of capital, the Fund would be required to provide written notice to that effect. Nevertheless, Common Shareholders who periodically receive Distributions may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the Fund’s Distribution that constitutes a return of capital represents a return of a Common Shareholder’s original investment in its shares. Accordingly, Common Shareholders should carefully read any written disclosure accompanying a Distribution and should not assume that the source of payment is from income of the Fund.

Various factors will affect the levels of cash that the Fund receives from its investments, as well as the amounts of income and return of capital represented by such cash. To permit the Fund to maintain a more stable Distribution, the Fund may distribute less or more than the entire amount of cash that it receives from its investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, once distributed, such amounts will be deducted from the Fund’s net asset value. See “Distributions.”

U.S. Federal Income Tax Status
The Fund is, for U.S. federal income tax purposes, a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally is not required to pay U.S. federal income taxes on any ordinary income or capital gains that it receives from its portfolio investments and distributes to its Common Shareholders. To qualify as a RIC and maintain its RIC status, the Fund must meet specific source-of-income and asset diversification requirements and distribute in each of its taxable years at least 90% of the sum of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. If, in any year, the Fund fails to qualify as a RIC under U.S. federal income tax laws, it would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment. See “Tax Matters—Qualification as a RIC.”

Under the current tax diversification rules applicable to RICs, the Fund may directly invest up to 25% of its total assets (which represents 37.5% of net assets assuming the Fund uses Financial Leverage to the maximum extent permitted) in equity or debt securities of MLPs that are treated as “qualified publicly traded partnerships” under the Code. In order to increase the Fund’s investments in MLPs, it invests in a subsidiary C corporation, Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”), that invests in MLPs. The Subsidiary, and any similar subsidiary C corporation in which the Fund invests, will be subject to federal corporate income tax on its income, regardless of whether such income is distributed to the Fund. For a more complete discussion of the Fund’s portfolio composition, see “Investment Objective and Policies.”

Common Shareholder Tax Features
Excluding the impact of any realized gains or realized losses, the Fund expects that a portion of its Distributions to Common Shareholders may constitute a non-taxable return of capital. If the Fund distributes investment company taxable income from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for U.S. federal income tax purposes, such Distributions will generally be taxable to Common Shareholders in the current period as ordinary income for U.S. federal income tax purposes. If such Distributions exceed the Fund’s current and accumulated earnings and profits as computed for U.S. federal income tax purposes, such excess Distributions will constitute a non-taxable return of capital to the extent of a Common Shareholder’s basis in the Fund’s Common Shares and will result in a reduction of such basis. To the extent such excess exceeds a Common Shareholder’s basis in the Fund’s Common Shares, such excess will be taxed as capital gain. A “return of capital” represents a return of a Common Shareholder’s original investment in the Fund’s Common Shares, and should not be confused with a dividend from earnings and profits. Upon the sale of Common Shares, a holder of the Fund’s Common Shares generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Fund’s Common Shareholders and the Common Shareholder’s U.S. federal income tax basis in the Fund’s Common Shares sold, as adjusted to reflect return of capital. The Fund may also make Distributions of net capital gains in the form of capital gain dividends, which generally will be taxable to Common Shareholders as long-term capital gain for U.S. federal income tax purposes. See “Tax Matters—Taxation of U.S. Shareholders.”

Distribution Reinvestment Plan
The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Common Shareholders. The plan is an “opt out” distribution reinvestment plan. As a result, if the Fund declares a Distribution, then its Common Shareholders’ cash Distributions will be automatically reinvested in additional Common Shares, unless they specifically elect to receive cash. Common Shareholders who receive Distributions in the form of Common Shares will be subject to the same federal, state and local tax consequences as Common Shareholders who elect to receive their Distributions in cash. See “Distribution Reinvestment Plan.”

Trading at a Discount
The common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s net asset value, and at times has traded above net asset value.  The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to their net asset value. In addition, the Fund’s net asset value will be reduced immediately following this offering by the sales load and offering costs. The possibility that the Fund’s Common Shares may trade at a discount to their net asset value is separate and distinct from the risk that Common Shares’ net asset value may decline. In addition to net asset value, the market price of the Fund’s Common Shares may be affected by such factors as the Distributions it makes (which are in turn affected by expenses), the stability of the Fund’s Distributions, liquidity and market supply and demand. See “Risks,” “Description of Shares” and “Closed-end Fund Structure; Repurchase of Common Shares and Conversion to Open-end Fund.” The Fund’s Common Shares are designed primarily for long-term investors, and you should not purchase the Fund’s Common Shares if you intend to sell them shortly after purchase.

Custodian	U.S. Bank N.A. is custodian of the Fund’s securities and other assets. See “Custodian.”

Transfer Agent and Administrator	U.S. Bancorp Fund Services, LLC is the Fund’s transfer agent, dividend-paying agent and administrator. See “Transfer Agent and Administrator.”

Selected Risk Considerations
An investment in the Fund’s Common Shares involves various, material risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in the Fund’s Common Shares. This list is not complete, and you should read and consider carefully the more complete list of risks described below under “Risks” before purchasing the Fund’s Common Shares.

DISCOUNT FROM OR PREMIUM TO NET ASSET VALUE.

The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s net asset value per Common Share plus the per Common Share amount of commissions.  As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares.  The Fund’s Common Shares have traded at both a premium and at a discount to net asset value.  The shares of closed-end management investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities.

Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value.

SECONDARY MARKET FOR COMMON SHARES

The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares.  The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares.  Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s net asset value per Common Share plus the per Common Share amount of commissions to be paid.

The Fund also issues Common Shares of the Fund through its distribution reinvestment plan.  See “Distribution reinvestment plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE.  The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if SCA is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

NON-DIVERSIFICATION RISK.

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. As a non-diversified closed-end management investment company under the 1940 Act, the Fund has fewer limitations in the proportion of its assets that may be invested in securities of a single issuer, which means that the Fund is allowed to invest a greater portion of its assets in a more limited number of issuers than a diversified fund. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. Additionally, as a result, credit, market and other risks associated with its investment strategies or techniques may be more pronounced for the Fund than for a fund that is “diversified.”

INVESTMENT AND MARKET RISK.

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in the Fund’s Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your investment in the Fund’s Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Distributions.

MASTER LIMITED PARTNERSHIP RISKS.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

INDUSTRY SPECIFIC RISK.

Additionally, the Fund concentrates investments in the energy and energy infrastructure industries through investments in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies. Certain risks inherent in investing in these types of securities include the following:

Regulatory Risk.    MLPs and Energy Infrastructure Companies in which the Fund may invest are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and Energy Infrastructure Companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of MLPs and Energy Infrastructure Companies. In addition, such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs.

Catastrophe Risk.    The operations of MLPs and Energy Infrastructure Companies in which the Fund may invest are subject to many hazards inherent in transporting, processing, or storing natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Pipelines Risk.    MLPs and Energy Infrastructure Companies involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash Distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and Processing Risk.    MLPs and Energy Infrastructure Companies involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream Risk.    MLPs and Energy Infrastructure Companies and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production Risk.    MLPs and Energy Infrastructure Companies involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane Risk.    Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal Risk.    Midstream Companies and MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Shipping Risk.    MLPs and Energy Infrastructure Companies involved in marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Commodity Pricing Risk.    MLPs and Energy Infrastructure Companies in which the Fund may invest may be directly affected by energy commodity prices, especially those MLPs and Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs and Energy Infrastructure Companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

Supply and Demand Risk.    A decrease in the production of natural gas, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs and Energy Infrastructure Companies in which the Fund invests. Production declines and volume decreases could be caused by various Fund factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs and Energy Infrastructure Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

Depletion and Exploration Risk.    MLPs and Energy Infrastructure Companies also engaged in the production (exploration, development, management or production) of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs and Energy Infrastructure Companies.

DERIVATIVES RISK.

The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, and swap agreements, such as interest rate swaps, total return swaps and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty and the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes. See “Risks—Derivatives Risk” and “Use of Derivatives, Options and Hedging Strategies” in the SAI.

OPTIONS RISK.

The Fund currently may write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets), with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (which represents 15% of net assets), and purchase put options as part of its hedging strategy. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

The seller of an uncovered call option assumes the risk of a theoretically unlimited loss as a result of an increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a put or call option assumes the risk of losing its entire premium invested in the option. Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in its hedging strategies.

SHORT SALES RISK.

A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying the securities that were sold short to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio (which represents 45% of net assets).

LEVERAGE RISK.

Under normal market conditions, the Fund utilizes Financial Leverage, presently in the form of Indebtedness, but which in the future could be in the form of the issuance of preferred shares. Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 37.5% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.

Financial Leverage will have seniority over the Common Shares and may be secured by the assets of the Fund. The Fund currently anticipates leveraging its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to the Fund’s (and the Subsidiary’s) credit facility established with a bank. The Fund has entered into a credit facility (the “Agreement”) with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012 the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%.  The Fund may enter into additional credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets). Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for Common Shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

● the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Common Shares than a comparable portfolio without leverage;

●
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

●
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

● the Fund’s use of certain types of leverage will cause the investment advisory fee payable to SCA to be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

DELAY IN USE OF PROCEEDS.

The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objective and policies within three months. The trading market and volumes for the MLPs and Energy Infrastructure Companies in which the Fund intends to invest may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLPs and Energy Infrastructure Companies in which the Fund intends to invest. As a result, the return and yield on the Common Shares in the year following the Offering may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

CASH FLOW RISK.

A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and Energy Infrastructure Companies. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash available for distribution varies from month to month and is largely dependent on factors affecting the entity’s operations and factors affecting the energy industry in general. In addition to the risk factors described in this Prospectus summary, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

INTEREST RATE RISK.

The yields for equity securities of MLPs and certain Midstream MLPs and Midstream Companies are susceptible to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of energy companies by increasing their cost of capital. Interest rates are at or near historic lows, and as a result they are likely to rise over time.

CAPITAL MARKETS RISK.

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. If funding is not available when needed, or is available only on unfavorable terms, MLPs and Energy Infrastructure Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs and Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

EQUITY SECURITIES RISK.

Equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. Equity security prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and Energy Infrastructure Companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Certain of the MLPs and Energy Infrastructure Companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs and Energy Infrastructure Companies presents some unique investment risks.

These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and Energy Infrastructure Companies may be less liquid than those of larger MLPs and Energy Infrastructure Companies and may experience greater price fluctuations than larger MLPs and Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors. The Fund may invest in i-Shares, which represent an indirect investment in MLP I-units. While not precise, the price of i-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

DEBT SECURITIES RISKS.

Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s Investor Services, Inc. from B– to BB+ by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN INITIAL PUBLIC OFFERINGS ("IPOs").

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile.

PRIVATELY HELD COMPANY RISK.

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, SCA may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

LIQUIDITY RISK.

Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund’s ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund’s investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund’s relatively illiquid types of investments and, at times, the Fund’s high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund were forced to sell certain of its assets in the current market, there can be no assurance that the Fund would be able to sell them for the prices at which the Fund had recorded them and the Fund would be forced to sell them at significantly lower prices.

INTEREST RATE HEDGING RISK.

Interest rate transactions that the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. The Fund’s success in using hedging instruments is subject to SCA’s ability to predict correctly changes in the relationships of such hedging instruments to its interest rate risk, and there can be no assurance that SCA’s judgment in this respect will be accurate.

CONCENTRATION RISK.
The focus of the Fund’s portfolio on companies within the Midstream Sector may present more risks than if its portfolio were broadly diversified over numerous sectors of the economy.

INFLATION RISK.

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and Distributions can decline.

PORTFOLIO TURNOVER RISK.

The Fund anticipates that its annual portfolio turnover rate will range between 30% and 50%, excluding the turnover from its hedging program, but the rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s Common Shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s Distributions being treated as a dividend to the Fund’s Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  The portfolio turnover rate for the Fund for the fiscal periods ended November 30, 2011 and May 31, 2012 was 18% and 40%, respectively. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover.”

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF SCA.

The Fund’s portfolio is subject to management risk because it is actively managed. SCA applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Fund depends upon SCA’s key personnel for its future success and upon their access to certain individuals and investments in the Midstream Sector. The departure of any of SCA’s portfolio managers or the senior management of SCA could have a material adverse effect on SCA’s ability to achieve the Fund’s investment objective. In addition, the Fund can offer no assurance that SCA will remain its investment adviser or that the Fund will continue to have access to SCA’s industry contacts and deal flow.

POTENTIAL CONFLICTS OF INTEREST RISK—ALLOCATION OF INVESTMENT OPPORTUNITIES.

SCA and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. SCA and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, SCA and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither SCA nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, SCA and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or and other accounts achieve profits on their trading for proprietary or other accounts. SCA and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the funds managed by SCA and its affiliates in a fair and equitable manner. See “Risks—Potential Conflicts of Interest.”

RISK OF OWNING SECURITIES OF AFFILIATES.

From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies which, depending on SEC interpretations, may result in restrictions being imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

COMPETITION RISK.

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to the Fund for investment in a portfolio of companies in the Midstream Sector. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact the Fund’s ability to make Distributions.

VALUATION RISK.

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so. In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of Distributions to Common Shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See “Net Asset Value.”

RESTRICTED SECURITIES.

The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that have not been registered under the Securities Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

ANTI-TAKEOVER PROVISIONS.

Provisions of the Declaration of Trust and Bylaws could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of the Fund’s Common Shareholders. As a result, these provisions may deprive the Fund’s Common Shareholders of opportunities to sell Common Shares at a premium over the then current market price of Common Shares.

MARKET DISCOUNT RISK.

The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s net asset value per Common Share plus the per Common Share amount of commissions.  As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares.  The Fund’s Common Shares have traded at both a premium and at a discount to net asset value.  The shares of closed-end management investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities.  Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value.

LEGAL AND REGULATORY RISKS.

Legal and regulatory changes may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. Further, the U.S. Commodity Futures Trading Commission (the “CFTC”) has recently rescinded certain exemptions from registration requirements under the U.S. Commodity Exchange Act (the “CEA”) that have been previously available to investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options as futures, exceeds a certain threshold, the Fund may become subject to regulation under the CEA, and SCA may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event SCA is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

TAX RISKS.

In addition to other risk considerations, an investment in the Fund’s Common Shares will involve certain tax risks, including the risk that MLPs in which the Fund invests will be classified as corporations rather than as partnerships for U.S. federal income tax purposes (which may reduce the Fund’s return and negatively affect the net asset value of Common Shares), the risk that the Fund could fail to qualify as a RIC, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs and other portfolio companies in which the Fund invests. The federal, state, local and foreign tax consequences of an investment in and holding of the Fund’s Common Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which the Fund invests, a factor over which the Fund has no control. If a Master Limited Partnership were treated as a corporation for U.S. federal income tax purposes, such Master Limited Partnership would be obligated to pay U.S. federal income tax on its income at the corporate tax rate and the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

FAILURE TO QUALIFY AS A RIC.

If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of Distributions. Such a failure would have a material adverse effect on the Fund and its Common Shareholders. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before re-qualifying as a RIC that is accorded special treatment. In such case, Distributions to Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements were satisfied.

TAX RISK OF SUBSIDIARY C CORPORATIONS.

The Fund increases the portion of its assets that the Fund can invest, directly and indirectly, in Master Limited Partnerships by holding certain of these investments through the Subsidiary, a wholly owned taxable subsidiary C corporation. Although, as a RIC, dividends received by the Fund from this taxable Subsidiary and distributed to its Common Shareholders will not be subject to U.S. federal income taxes at the RIC level, the taxable Subsidiary will generally be subject to federal and state income taxes on its income, including any income the taxable Subsidiary may recognize on the sale of an interest in a Master Limited Partnership that it holds. As a result, the net return to the Fund on such investments that are held by the Subsidiary will be reduced to the extent that the subsidiary is subject to income taxes.

In calculating its daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Subsidiary. Any subsidiary C corporation used by the Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon a subsidiary C corporation’s sale of a portfolio security, such subsidiary C corporation will be liable for previously deferred taxes. Any deferred tax liability balance of a subsidiary C corporation will reduce the Fund’s net asset value. See “Risks—Tax Risks” for more information on these risks.

ADDITIONAL RISKS.

For additional risks related to investments in the Fund, including, “Non-Diversification Risk,” “MLP and Energy Infrastructure Company Risk,” “Credit Default Swap Risk,” and “Counterparty Risk,” please see “Risks” beginning on page 36 of this Prospectus.

FEES AND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.  In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of May 31, 2012, and not as a percentage of total assets.  By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets the Fund invests.  The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below.  However, these expenses will be borne by Common Shareholders and will result in a reduction in the net asset value of the Common Shares.  The table and example are based on the Fund’s capital structure as of May 31, 2012.   As of May 31, 2012, the Fund had $60.8 million in borrowings outstanding, representing 29.53% of total assets as of that date.

Common Shareholder Transaction Expenses:

Sales Load Paid by You (as a percentage of offering price)(1)	-----%

Offering Expenses (Borne by the Fund’s Common Shareholders) (1)	-----%

Distribution Reinvestment Plan Fees(2)	0%

Total Shareholder Transaction Expenses (as a percentage of offering price) (1)	-----%

Percentage of Net Assets Attributable to Common Shares
(Assumes Financial Leverage is Used)(3)

Annual expenses:

Management Fees(4)	1.52%

Interest Payments on Borrowed Funds(5)	0.48%

Subsidiary Deferred Income Tax Expenses(6)	1.04%

Other Expenses(7)	0 .54%

Total Annual Expenses	3.58%

Less Management Fee Waiver/Reimbursement(8)	(0.25%)

Net Annual Expenses	3.33%

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.
(2)
The expenses of administering the Fund’s distribution reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct US Bancorp, as agent for the Fund’s Common Shareholders (the “Plan Administrator”), to sell your Common Shares held in a distribution reinvestment account. See “Distribution Reinvestment Plan.”

(3)
Estimates what the Fund’s annual expenses would be as percentages of its net assets attributable to Common Shares assuming leverage is used. If no leverage were used, the Fund’s gross annual expenses are estimated to be 2.78%. This calculation is based on 1.20% management fees, 0% interest payments on borrowed funds, 1.04% deferred income tax expense and 0.54% other expenses for a net annual expense of 2.58%, which reflects the deduction of 0.20% reimbursed management fee. Net annual expenses, management fees, other expenses, total annual expenses and the reimbursed management fee are expressed as a percentage of net assets attributable to Common Shares.

(4)
Pursuant to the terms of the investment management agreement between the Fund and SCA, the management fee is calculated at an annual rate of 1.20% of the average monthly total assets of the Fund.  Management fees in the table above are calculated as a percentage of net assets attributable to Common Shares, which results in a higher percentage than the percentage attributable to average monthly total assets. See “Management—Investment Management Agreement.”

(5)	Reflects interest expense on $746,614 in borrowings under the credit facility described below under “Use of Leverage.”

(6)
The Subsidiary is classified for federal income tax purposes as a taxable regular corporation or so called Subchapter “C” Corporation.  As a “C” Corporation, the Subsidiary (and thus indirectly the Fund) accrues deferred tax liability associated with the capital appreciation of its investments and the distributions received by the Subsidiary on equity securities of MLPs considered to be a return of capital and for any net operating gains.  The Subsidiary’s accrued deferred tax liability, if any, is reflected in the Fund’s net asset value per share.  The deferred income tax expense/(benefit) represents an estimate of the Subsidiary’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio.  An estimate of deferred income tax expense/(benefit) is dependent on the Subsidiary’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expense/(benefit) may vary greatly from year to year and week to week depending on the nature of the Subsidiary’s investments, the performance of those investments and general market conditions.  Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.  For the period ended May 31, 2012, the Subsidiary (and thus indirectly the Fund) had net operating gains of $4,418,301 and accrued $1,586,759 in net deferred tax expense/(benefit) primarily related to unrealized appreciation on investments.

(7)
Other Expenses in the table include costs incurred in connection with the Fund’s operations, including but not limited to payments to the Fund’s administrator, custodian, fund accountant, transfer agent, tax preparer, legal counsel, and its independent public accounting firm. Other Expenses are based on estimated amounts for the current fiscal year.

(8)
SCA has contractually agreed to waive or reimburse the Fund for a portion of its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets until May 25, 2013. Management fees and waivers are expressed as a percentage of net assets in the table.

Example

The following example illustrates the projected dollar amount of total cumulative expenses (including the sales load, estimated offering expenses, and the estimated costs associated with Financial Leverage) that Common Shareholders would pay over various periods on a $1,000 investment in Common Shares, assuming Total Annual Expenses are as stated in the Annual Expenses table above for the entire period. The following example assumes that all Distributions are reinvested at net asset value and assumes an annual rate of return of 5% on the Fund’s portfolio securities.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$ 34	$ 108	$184	$383

________________
The example and the expenses in the table above should not be considered a representation of future expenses.  The example assumes that the estimated “Total Annual Expenses” set forth in the Annual Expenses table are accurate and that all Distributions are reinvested at net asset value.  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.  Actual expenses (including the cost of financial leverage and other expenses) may be greater or less than shown.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Financial Highlights

This table details the financial performance of the Common Shares, including total return information showing how much an investment in the Fund has increased or decreased each period.

The information for the period from May 25, 2011 (commencement of operations) through November 30, 2011 has been derived from information audited by KPMG LLP, the Fund's Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report dated November 30, 2011, which is incorporated by reference into the SAI and is available upon request.

	Period from December 1, 2011 through May 31, 2012	Period from May 25, 2011 (1) through November 30, 2011
	(Unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$ 23.62	$ -
Public offering price	-	25.00
Income from Investment Operations
Net investment income (loss)	-	0.13
Net realized gain and change in unrealized appreciation on investments	0.39	0.49
Total income from investment operations	0.39	0.62
Distributions to Common Stockholders
Net investment income (loss)	-	(0.13)
Return of capital	(0.85)	(0.68)
Total distributions to common stockholders	(0.85)	(0.81)
Underwriting discounts and offering costs on issuance of common stock (3)	-	(1.19)
Net Asset Value, end of period	$ 23.16	$ 23.62
Per common share market value, end of period	$ 24.23	$ 23.42
Total Investment Return Based on Market Value (4)	7.11%	(2.95)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$ 142,130	$ 144,933
Average net assets (000's)	$ 154,317	$ 140,843

Ratio of expenses to average net assets before waiver (5)	4.60%	2.73%
Ratio of expenses to average net assets after waiver (5)	4.35%	2.49%
Ratio of net investment income (loss) to average net assets before waiver (5)	(0.25)%	0.83%
Ratio of net investment income (loss) to average net assets after waiver (5)	(0.00)%	1.08%
Portfolio turnover rate	40%	18%
Asset coverage per $1,000 unit of senior indebtedness (6)	3,339	3,946
Short-term borrowings, end of period (000's)	$ 60,800	$ 49,200

(1) Commencement of Operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) Represents the dilution per common share from underwriting and other offering costs for the period from May 25, 2011 through November 30, 2011.
(4) Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the DRIP.
(5) Annualized for periods less than one full year.
(6) Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “SMF.”  The Fund’s Common Shares commenced trading on the NYSE on May 26, 2011.

The Fund’s Common Shares have traded both at a premium and a discount to the Fund’s net asset value.  The Fund cannot predict whether its Common Shares will trade in the future at a premium or discount to net asset value.  The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the net asset value per share of a company’s common stock (calculated within 48 hours of pricing).  The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for Common Shares.  Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value.  See “Risks—Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding net asset value per share and the premium or discount to net asset value per share at which the Fund’s Common Shares were trading as of such date.  Net asset value is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time).  See “Net Asset Value” for information as to the determination of the Fund’s net asset value.

	Market Price		Net Asset Value per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
8/31/2012	$26.50	$23.80	$24.66	$22.14	7.46%	7.50%
5/31/2012	$26.50	$24.23	$25.15	$23.17	5.37%	4.57%
2/29/2012	$25.18	$21.95	$25.90	$24.69	(2.78)%	(11.10)%
11/30/2011	$24.38	$20.21	$23.45	$21.42	4.00%	(5.65)%
8/31/2011	$25.50	$20.55	$23.66	$20.77	7.78%	(1.06)%
5/31/2011	$25.36	$25.00	$23.87	$23.87	6.24%	(4.73)%

The last reported sale price, net asset value per share and percentage premium to net asset value per share of the Common Shares as of November 1, 2012 were $26.00, $24.99 and 4.04%, respectively.  As of November 1, 2012, the Fund had 6,140,406 Common Shares outstanding and net assets of the Fund were $153,471,175.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was formed as a Delaware statutory trust on February 24, 2011 and completed its initial offer on May 25, 2011. The Fund’s fiscal year ends on November 30. The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol “SMF.” The Fund’s principal office is located at 4265 San Felipe, Suite 800, Houston, Texas 77027, and its telephone number is (713) 993-4675.

USE OF PROCEEDS

Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, it is expected that the net proceeds of the Offering will be invested in accordance with the Fund’s investment objective and policies.  The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objective and within three months.   Pending the use of proceeds, as described above, the Fund anticipates either investing the proceeds in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high-quality, short-term or long-term debt obligations or money market instruments.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash Distributions to its Common Shareholders. The Fund’s investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding voting securities.” As defined under the 1940 Act and when used with respect to the Fund’s voting securities, a “majority of the outstanding voting securities” means a vote of (i) 67% or more of the shares present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

The Fund seeks to achieve that objective by investing at least 80% of its total assets in securities of MLPs and Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective.

The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of the holders of a majority of its voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The Fund has adopted the following non-fundamental investment policies for investment during normal market conditions:

●	The Fund will invest at least 80% of its total assets in securities of MLPs and Energy Infrastructure Companies.

●
The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies.

●
The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets (which represents 37.5% of net assets) in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates, that are not treated as publicly traded partnerships for U.S. federal income tax purposes, or investments made into MLPs by the Subsidiary.

●
The Fund may invest up to but not more than 25% of its total assets (which represents 37.5% of net assets) into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of MLPs.

●	The Fund will invest at least 50% of its total assets (which represents 75% of net assets) in securities of Midstream MLPs and Midstream Energy Infrastructure Companies.

●
The Fund may invest up to but not more than 50% of its total assets (which represents 75% of net assets) in unregistered, or otherwise restricted securities of MLPs and Energy Infrastructure Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of its total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

●
The Fund may invest up to but not more than 25% of its total assets (which represents 37.5% of net assets) in debt securities of Energy Infrastructure Companies. All or a portion of the Fund’s debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 15% of the Fund’s total assets (which represents 22.5% of net assets) may be invested in unrated debt securities. Debt securities that are rated below investment grade are commonly referred to as “high yield” or “junk.” Investing in junk bonds is speculative and presents a high degree of risk. See “Risks—Debt Securities.” For the purposes of determining if an investment satisfies this test, SCA will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.

●	The Fund may invest up to, but not more than, 10% of its total assets (which represents 15% of net assets) in any single issuer other than any subsidiary C corporation owned by the Fund.

●
The Fund may write covered call options on up to 30% of the value of total assets (which represents 45% of net assets) in its portfolio for the purpose of generating realized gains as part of the Fund’s hedging strategy.

●
The Fund utilizes financial leverage, presently in the form of bank debt (“Indebtedness”), but which in the future could be in the form of the issuance of preferred shares (together with Indebtedness, “Financial Leverage”). Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 37.5% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets. The Fund and the Subsidiary have entered into the Agreement with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012, the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%. The Fund may enter into additional credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets).  See “Use of Leverage,” below.

The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of its total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to bring the Fund into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund will invest in companies of any market capitalization.

USE OF LEVERAGE

As noted above, the Fund generally seeks to enhance its total returns through the use of Financial Leverage, presently in the form of Indebtedness, but which in the future could be in the form of the issuance of preferred shares. Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 37.5% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets. The Fund may not be leveraged at all times and the amount of Financial Leverage, if any, may vary depending on a variety of factors, including the costs that the Fund would incur as a result of leverage, market conditions and available investment opportunities. Financial Leverage creates a greater risk of loss, as well as potential for more gain, for Common Shareholders than if leverage is not used.

The Fund and the Subsidiary have entered into the Agreement with a bank to borrow up to a limit of $75 million in aggregate with the Fund’s susidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012, the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%.  Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above LIBOR and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.25% on the unused amount of the credit facility.  The carrying amount of the borrowings at $67 million approximated its fair value. For the nine months ended August 31, 2012, the average borrowings under the Agreement and the average interest rate were $58.5 million and 1.20%, respectively. In addition, the credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

The Fund may enter into additional credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets). The use of leverage involves increased risk, including increased variability of the Fund’s net income, Distributions and net asset value in relation to market changes. There is no assurance that the Fund will continue to use leverage. Certain forms of Financial Leverage may have seniority over Common Shares. See “Use of Leverage.”

The fees paid to SCA will be calculated on the basis of the Fund’s total assets, including proceeds from Financial Leverage. During periods in which the Fund uses Financial Leverage, the investment management fee payable to SCA may be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and SCA may have differing interests in determining whether to leverage the Fund’s assets. The Board monitors the Fund’s of Financial Leverage and this potential conflict. The use of Financial Leverage creates risks and involves special considerations. See “Risks—Potential Conflicts of Interest Risk—Allocation of Investment Opportunities.”

There can be no assurance that a leveraging strategy will continue to be used or that it will be successful during any period in which it is used. The use of Financial Leverage involves significant risks. See “Risks—Leverage Risk.”

OPTIONS, COVERED CALLS, HEDGING AND OTHER STRATEGIES

The Fund currently may write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets) in an effort to enhance returns. The Fund primarily writes out-of-the-money covered calls that typically have a duration of one to three months. This option strategy is intended to generate returns from options premiums as a means to enhance Distributions to the Fund’s Common Shareholders. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When the Fund writes call options or purchase put options, it bears the market risk of an unfavorable change in the price of the security underlying the written option. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of its Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on Financial Leverage resulting from increases in both short-term and long-term interest rates. A majority of the Fund’s interest rate hedges are interest rate swap contracts with financial institutions.

The Fund also may use various hedging and other risk management strategies to seek to manage various risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts. As part of its hedging and risk management strategy, the Fund may write uncovered call options and purchase put options. The risks with regard to covered options are heightened when the Fund writes uncovered call options, because such call options are not hedged by portfolio securities, and any loss is potentially unlimited. While writing uncovered call options can have speculative characteristics, the Fund does not intend to use such strategies for speculation and, if such strategy is used, intends to do so as part of the Fund’s hedging strategy. The Fund also may use hedging techniques such as short sales on various indices, futures (including the S&P 500 Index®), credit default swaps, commodities and interest rates. The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio (which represents 45% of net assets). The Fund also may write uncovered call options and purchase put options on the S&P 500 Index® in order to mitigate risks to the portfolio as described further below. The Fund intends to limit the nominal value of credit default swaps that it has written to 30% of the value of total assets in its portfolio (which represents 45% of net assets). See “Risks—Derivatives Risk” and “—Options Risk.”

The Fund may use arbitrage and other strategies to try to generate additional return and protect the downside risk of the portfolio. As part of such strategies, the Fund may purchase call options or put options and enter into total return swap contracts. A total return swap is a contract between two parties designed to replicate the economics of directly owning or shorting a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts (as defined in the SAI). Any such investments will be less than 5% of the Fund’s portfolio.

In addition, the Fund may engage in short sales. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. See “Risks—Short Sales Risk.” The Fund intends to limit its use of short sales to 30% of the value of total assets in its portfolio (which represents 45% of net assets).

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), if consistent with the Fund’s investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs, all of which will be borne indirectly by the Common Shareholders. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

CHARACTERISTICS OF THE MIDSTREAM SECTOR

For the reasons discussed below, SCA believes that the returns for securities issued by companies in the Midstream Sector have the potential to be more attractive on a risk-adjusted basis than investments in other industries.

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Stable cash flows. The Fund’s investments will be focused on companies that have relatively stable cash flows. In particular, SCA believes that a substantial portion of the revenues generated by Midstream MLPs and Midstream Energy Infrastructure Companies are derived from customer contracts that are fee-based and have limited commodity price risk. In addition, the fees or tariffs that many Midstream MLPs and Midstream Energy Infrastructure Companies charge their customers are often regulated at the federal or state level, and are often subject to escalation based on the rate of inflation.

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High barriers to entry. Due to the high cost of construction and the extensive time required to obtain all of the necessary environmental and regulatory approvals to construct new Midstream Assets, the barriers to enter the Midstream Sector are high. As a result, an existing network of Midstream Assets may be difficult to replicate. These barriers to entry create a competitive advantage for existing Midstream MLPs and Midstream Energy Infrastructure Companies with significant operations.

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Strategically important assets with market opportunity for growth. Midstream MLPs and Midstream Energy Infrastructure Companies operate assets that are used in the energy sector, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal that are necessary for providing consumers access to energy-related products. The long-lived assets these companies operate help transport energy from its point of production to its end user. In addition, shifts in domestic supply locations have created the need for additional Midstream Assets. SCA believes that Midstream MLPs and Midstream Energy Infrastructure Companies are well-positioned to build and operate these necessary assets at attractive rates of return. See “Market Opportunity” for a more complete discussion on this topic.

COMPETITIVE STRENGTHS

SCA believes that it is particularly qualified and positioned to identify attractive investments in MLPs and Energy Infrastructure Companies due to the following:

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Market knowledge, industry relationships and sourcing network. SCA is centrally located in Houston, Texas near major organizations and assets in the Midstream Sector. It is also located near Energy Infrastructure Companies and MLPs that operate other assets that are used in the energy sector, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal. Several of its senior professionals are multi-generation Houstonians. Because of the relationships that SCA’s senior professionals have developed with management teams in MLPs and Energy Infrastructure Companies, the Fund believes that SCA will have access to investment opportunities in its target markets. In addition, SCA believes that its market knowledge, experience and industry relationships will enable it to recognize long-term trends in the Midstream Sector and to identify differences in value among individual investment opportunities.

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Research expertise. SCA’s investment team includes individuals with extensive fundamental research expertise. SCA believes that this expertise will enable it to identify investments that offer superior potential for income and capital appreciation. In addition, SCA maintains proprietary financial forecast models for a number of the MLPs in the MLP Universe and other Energy Infrastructure Companies that meet the investment criteria for the Fund.

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Hedging Expertise. SCA’s investment team has considerable experience in hedging MLP portfolios and currently manages in excess of $900 million in MLP long/short hedge fund assets as of July 31,  2012. The team has experience hedging against interest rate, equity risks, commodity risk and credit risks as part of its overall hedging strategy. In addition, SCA’s Chief Investment Officer has extensive experience hedging multi-billion dollar institutional investment portfolios and will work closely with the investment team to implement the Fund’s top-down hedging strategy.

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Access to investments typically unavailable to retail investors. In addition to publicly traded MLPs and Energy Infrastructure Companies, the Fund may invest up to 50% of its total assets (which represents 75% of net assets) in MLPs and Energy Infrastructure Companies through direct placements in unregistered or otherwise restricted securities. In addition, up to 10% of the Fund’s total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. Direct placements and investments in privately held companies offer the potential for increased returns, but are usually available only to a limited number of institutional investors, like the Fund.  See “Risks—Privately Held Companies Risk.”

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Potential benefits from collective exposure to investments in the sector compared to directly holding such investments. The Fund seeks to provide an efficient vehicle through which the Fund’s holders may invest in MLPs and Energy Infrastructure Companies. An investment in the Fund offers investors several potential advantages compared to direct investments in the sector, including the following:

	●	Broad exposure. An investment in the Fund offers through a single investment vehicle broader exposure among investments in the sector than would be possible individually for most investors.

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Simplified tax reporting. Investors in the Fund, while gaining exposure to multiple investments in the sector, will receive a single Form 1099, while direct investors would receive a Schedule K-1 from each Master Limited Partnership in which they invest. Direct investors also may be required to file state income tax returns for multiple states in which the Master Limited Partnership operates, while investors in the Fund will not be required to file state income tax returns in any state in which they are not otherwise required to file tax returns.

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Potential for inclusion in IRAs and other retirement accounts. Because the Fund’s Distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund without the adverse tax consequences that would arise from a direct investment in MLPs by such investors.

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Certain potential benefits for non-U.S. investors. A non-U.S. Common Shareholder generally would not be subject to regular net based U.S. federal income tax and associated return filing requirements as a result of an investment in the Fund, provided that the non-U.S. Common Shareholder’s investment in the Fund is not effectively connected with the Common Shareholder’s conduct of a trade or business in the United States, although U.S. withholding taxes will apply to Fund Distributions to such Common Shareholders. Non-U.S. Common Shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in MLPs that are treated as effectively connected with a U.S. trade or business.

DESCRIPTION OF MIDSTREAM ASSETS

Midstream Assets are the assets used by Energy Infrastructure Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products, such as natural gas and natural gas liquids and oil (i.e., where it is produced), and the end users (i.e., where it is consumed). Midstream Assets include those assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treatment plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the United States to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which may consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck and ships from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by FERC or a similar state agency.

DESCRIPTION OF MLPs

MLPs are entities that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. MLPs are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid either to common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.

The MLPs in which the Fund may directly or indirectly invest are currently classified by the Fund as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services.

As described below, the Fund further sub-categorized these MLPs into the following groups:

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Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

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MLPs other than Midstream MLPs that operate other assets (i) that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

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“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

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“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

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“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

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MLPs may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for U.S. federal tax treatment as partnerships.

DESCRIPTION OF MIDSTREAM ENERGY INFRASTRUCTURE COMPANIES

Midstream Energy Infrastructure Companies are companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Infrastructure Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

DESCRIPTION OF ENERGY INFRASTRUCTURE COMPANIES

Energy Infrastructure Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Infrastructure Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, distributing, marketing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this Prospectus, Other Energy Infrastructure Companies include all of the types of companies described above except MLPs and Midstream Energy Infrastructure Companies.

THE FUND’S PORTFOLIO

At any given time, it is expected that the Fund’s portfolio will have some or all of the following types of investments: (i) equity securities of MLPs, such as Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Energy Infrastructure Companies, (iii) equity securities of Upstream MLPs, Coal MLPs and Propane MLPs, (iv) equity securities of Other Energy Infrastructure Companies and (iv) debt securities of Energy Infrastructure

Companies (including Midstream MLPs and Midstream Energy Infrastructure Companies). It is expected that the focus of the Fund’s portfolio investments will be in securities of Midstream MLPs and Midstream Energy Infrastructure Companies. A description of the Fund’s investment policies and restrictions and more information about its portfolio investments are contained in this Prospectus and the SAI. See “Investment Objective” and “Investment Policies” in the SAI.

INVESTMENT PRACTICES

Interest Rate Swaps. The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of its Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on Financial Leverage resulting from increases in both short-term and long-term interest rates. A majority of the Fund’s interest rate hedges are interest rate swap contracts with financial institutions.

Use of Short Sales, Arbitrage and Other Derivative-Based Strategies.    The Fund may engage in short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) purchase call options or put options; or (ii) enter into total return swap contracts. With a long position, the Fund purchases a security outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying security decreases or increases, respectively, between the time the security is sold and when the Fund replaces the borrowed security. See “Risks—Short Sales Risk.” The Fund does not intend to have short positions that exceed 30% of the value of total assets in its portfolio (which represents 45% of net assets). A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts (as defined in the SAI). Any such investments will be less than 5% of the Fund’s total assets (which represents 7.5% net assets).

Options Strategy.    The Fund currently may write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets) with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (approximately 15% of net assets), and purchase put options as part of its hedging strategy (as discussed below). This option strategy is intended to generate returns from options premiums as a means to enhance Distributions to the Fund’s Common Shareholders. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When the Fund writes call options or purchases put options, it bears the market risk of an unfavorable change in the price of the security underlying the written option. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Other Risk Management Strategies.    The Fund also may use various Fund hedging and other risk management strategies to seek to manage various Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts. As part of its hedging and risk management strategy, the Fund may write uncovered call options and purchase put options. The above risks with regard to covered options are heightened when the Fund writes uncovered call options, because such call options are not hedged by portfolio securities, and any loss is potentially unlimited. While writing uncovered call options can have speculative characteristics, the Fund does not intend to use such strategies for speculation and, if such strategy is used, intends to do so as part of the Fund’s hedging strategy. The Fund also may use hedging techniques such as short sales on various indices futures (including the S&P 500 Index®), credit default swaps, commodities and interest rates. The Fund also may write uncovered call options and purchase put options on the S&P 500 Index® in order to mitigate risks to the portfolio as described further below. See “Risks—Derivatives Risk” and “—Options Risk.”

IPOs.    The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), if consistent with the Fund’s investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the Common Shareholder. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate will range between 30% and 50%, excluding the turnover from its hedging program, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in SCA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s Common Shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s Distributions being treated as a dividend to the Fund’s Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund and thus indirectly borne by the Common Shareholders.

RISKS

Investing in the Fund’s securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in the Fund’s Common Shares.

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding whether to purchase Common Shares. For additional information about the risks associated with investing in the Fund’s Common Shares, see “Investment Objective and Policies” herein and “Investment Objective” and “Investment Policies” in the SAI.

DISCOUNT FROM OR PREMIUM TO NET ASSET VALUE

The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s net asset value per Common Share plus the per Common Share amount of commissions.  As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares.  The Fund’s Common Shares have traded at both a premium and at a discount to net asset value.  The shares of closed-end management investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities.  Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value.

SECONDARY MARKET FOR THE COMMON SHARES

The issuance of new Common Shares may have an adverse effect on the secondary market for the Common Shares.  The increase in the amount of the Fund’s outstanding Common Shares resulting from the offering of new Common Shares may put downward pressure on the market price for the Common Shares of the Fund.  Common Shares will not be issued at any time when Common Shares are trading at a price lower than a price equal to the Fund’s net asset value per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its distribution reinvestment plan.  See “Distribution Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares that are sold through transactions effected on the NYSE.  The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if SCA is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value, which is commonly referred to as “trading at a discount.”   Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s net asset value, and at times has traded above net asset value.  This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following this offering by the sales load and the amount of offering expenses paid by the Fund.

Whether investors will realize a gain or loss upon the sale of Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid for the shares, taking into account transaction costs, and is not directly dependent upon its net asset value. Because the market value of the Fund’s Common Shares will be determined by factors such as the relative demand for and supply of the Fund’s Common Shares in the market, general market conditions and other factors beyond its control, the Fund cannot predict whether Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

NON-DIVERSIFICATION RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. As a non-diversified closed-end management investment company under the 1940 Act, the Fund has fewer limitations in the proportion of its assets that may be invested in securities of a single issuer, which means that the Fund is allowed to invest a greater portion of its assets in a more limited number of issuers than a diversified fund. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. Additionally, as a result, credit, market and other risks associated with its investment strategies or techniques may be more pronounced for the Fund than for a fund that is “diversified.”

INVESTMENT AND MARKET RISK

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund’s Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of Common Shares. Your investment in the Fund’s Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Distributions. The Fund is primarily a long term investment vehicle and should not be used for short term trading.

INDUSTRY SPECIFIC RISK

Additionally, the Fund concentrates investments in the energy and energy infrastructure industries through investments in MLPs, Energy Infrastructure Companies, Midstream MLPs, Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies. Certain risks inherent in investing in these types of securities include the following:

Regulatory Risk.    MLPs and Energy Infrastructure Companies in which the Fund may invest are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and Energy Infrastructure Companies. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of MLPs and Energy Infrastructure Companies. In addition, such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs.

Catastrophe Risk.    The operations of MLPs and Energy Infrastructure Companies in which the Fund may invest are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Pipelines Risk.    MLPs and Energy Infrastructure Companies involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and Processing Risk.    MLPs and Energy Infrastructure Companies involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream Risk.    MLPs and Energy Infrastructure Companies and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production Risk.    MLPs and Energy Infrastructure Companies involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane Risk.    Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal Risk.    Midstream Companies and MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Shipping Risk.    MLPs and Energy Infrastructure Companies involved in marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Commodity Pricing Risk.    MLPs and Energy Infrastructure Companies in which the Fund may invest may be directly affected by energy commodity prices, especially those MLPs and Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs and Energy Infrastructure Companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

Supply and Demand Risk.    A decrease in the production of natural gas, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs and Energy Infrastructure Companies in which the Fund invests. Production declines and volume decreases could be caused by various Fund factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs and Energy Infrastructure Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

Depletion and Exploration Risk.    MLPs and Energy Infrastructure Companies also engaged in the production (exploration, development, management or production) of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs and Energy Infrastructure Companies.

MLP AND ENERGY INFRASTRUCTURE COMPANY RISK

Certain risks inherent in investing in MLPs and Energy Infrastructure Companies include the following:

Supply and Demand Risk.    A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of MLPs and Energy Infrastructure Companies. MLPs and Energy Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk.    Energy reserves naturally deplete as they are produced over time. Many MLPs and Energy Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of MLPs and Energy Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks.    MLPs and Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk.    MLPs and Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various U.S. governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and Energy Infrastructure Companies.

Commodity Pricing Risk.    The operations and financial performance of MLPs and Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those MLPs and Energy Infrastructure Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for MLPs and Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and Energy Infrastructure Companies.

Acquisition Risk.    The ability of MLPs and Energy Infrastructure Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that MLPs and Energy Infrastructure Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if MLPs and Energy Infrastructure Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.    Certain MLPs and Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk.    The operations of MLPs and Energy Infrastructure Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition. The Fund expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for MLPs and Energy Infrastructure Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. U.S. military and related action in Iraq and Afghanistan is ongoing and events in the Middle East, including government stability in particular, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk.    Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain MLPs and Energy Infrastructure Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of MLPs and Energy Infrastructure Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by MLPs and Energy Infrastructure Companies and could adversely affect such companies’ financial condition.

MASTER LIMITED PARTNERSHIP RISKS

An investment in Master Limited Partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of Master Limited Partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in Master Limited Partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

DERIVATIVES RISK

The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, and swap agreements such as interest rate swaps, total return swaps and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty and the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

Interest rate swaps have certain additional risks. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. The Fund will generally enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of Common Shares. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in its seeking to terminate early all or a portion of any interest rate swap transaction entre into to hedge the interest rate risk of the Financial Leverage. Early termination of a swap could result in a termination payment by or to the Fund.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps could enhance or harm the overall performance of the Common Shares. For example, the Fund may use interest rate swaps in connection with any use by the Fund of Financial Leverage. To the extent interest rates decline, the value of the interest rate swap could decline and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than its fixed rate of payment on the interest rate swap, the swap will reduce its net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset any declines in the value of its portfolio assets being hedged or the increase in its cost of Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of Common Shares.

OPTIONS RISK

The Fund currently may write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets), with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (which represents 15% of net assets), and purchase put options as part of its hedging strategy. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise. The seller of an uncovered call option assumes the risk of unlimited loss due to a theoretically unlimited loss as a result of an increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a put or call option assumes the risk of losing its entire premium invested in the option. Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in its hedging strategies.

SHORT SALES RISK

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, the Fund increasing the cost of buying the securities that were sold short to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Its obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer from which the Fund borrowed the security, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. The Fund also is required to segregate or earmark similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer regarding its turning over any payments that the Fund receives on such security (such as dividends), the Fund may not receive any payments (including interest) on the collateral deposited with such broker-dealer. The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio (which represents 45% net assets).

CREDIT DEFAULT SWAP RISK

The Fund may enter into credit default swap agreements. The credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer of a credit default swap, and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, whose value may have significantly decreased. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks and the risk of default with respect to the reference obligation itself, there is a risk of default by the counterparty to the credit default swap. Credit default swaps are also subject to illiquidity risk, leverage risk and legal and regulatory risks, as well as other risks generally associated with derivatives. For further information, see above under “Risks—Derivatives Risk” and “Use of Derivatives, Options and Hedging Strategies” in the SAI.

The seller of a credit default swap faces certain additional risks. The seller does not have a contractual relationship with, and may not hold any interest in, the reference entity. Accordingly, the seller has no right to directly enforce compliance by the reference entity with the terms of the reference obligation, nor will the seller have any voting or other consensual rights with respect to the reference obligation. As a result, the seller may not be able to minimize the possibility of the occurrence of a credit event. In addition, if a credit were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Furthermore, if the credit default swap is terminated prematurely at a time when the market value of the reference obligation has declined, the Fund may owe a significant termination payment to the counterparty. The Fund may need to post initial margin to a segregated collateral account in order to support its obligations and there can be no assurance that the Fund will be able to recover such collateral if the buyer becomes bankrupt or insolvent.

COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk is increased the fewer counterparties the Fund works with. The Fund will experience counterparty risk in its use of certain over-the-counter derivatives and in its use of Financial Leverage. The risks associated with over-the-counter derivative instruments may be materially different from those associated with transactions executed on a regulated market and cleared through a counterparty, where a risk of a counterparty default is mitigated by clearing organization guarantees, daily mark-to-market and settlement. In these transactions, there will often be only one counterparty, which will increase counterparty risk. Counterparty defaults may negatively impact the Fund’s transactions and may encumber collateral the Fund may have put up to such defaulting counterparty.

DELAY IN USE OF PROCEEDS

The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objective and policies within three months. The trading market and volumes for the MLPs and Energy Infrastructure Companies in which the Fund intends to invest may at times be less liquid than the market for other securities. Prior to the time the proceeds of any offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLPs and Energy Infrastructure Companies in which the Fund intends to invest. As a result, the return and yield on the Common Shares in the year following the Offering may be lower than when the Fund is fully invested in accordance with its investment objective and policies.  See “Use of Proceeds.”

CASH FLOW RISK

A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and Energy Infrastructure Companies. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash available for distribution varies from month to month and is largely dependent on factors affecting the entity’s operations and factors affecting the energy industry in general. In addition to the risk factors described in this Prospectus, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. Furthermore, covenants in debt instruments issued by MLPs and Energy Infrastructure Companies in which the Fund intend to invest may restrict distributions/dividends to equity holders or, in certain circumstances, may not allow distributions/dividends to be made to equity holders.

INTEREST RATE RISK

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields for equity securities of MLPs and certain Midstream Companies are susceptible to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. This is also true for any debt investments in MLPs and Energy Infrastructure Companies that the Fund makes. Its investment in such securities means that the net asset value and market price of Common Shares may decline if interest rates rise because the Fund will principally invest in income producing securities (i.e., dividend paying equity securities and fixed income investments). Furthermore, rising interest rates could adversely impact the financial performance of MLPs and Energy Infrastructure Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. Interest rates are at or near historic lows, and as a result they are likely to rise over time.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. Due to these factors, MLPs and Energy Infrastructure Companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs and Energy Infrastructure Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs and Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

EQUITY SECURITIES RISK

Equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. Equity security prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and Energy Infrastructure Companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain of the MLPs and Energy Infrastructure Companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs and Energy Infrastructure Companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and Energy Infrastructure Companies may be less liquid than those of larger MLPs and Energy Infrastructure Companies and may experience greater price fluctuations than larger MLPs and Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors. The Fund may invest in I-Shares, which represent an indirect investment in MLP I-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

DEBT SECURITIES RISKS

Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s Investor Services, Inc. from B– to BB+ by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which the Fund may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in its portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies.”

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN IPOs

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Its investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO investments may be held a short time, and could increase portfolio turnover.

PRIVATELY HELD COMPANY RISK

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, SCA may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund’s ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund’s investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund’s relatively illiquid types of investments and, at times, the Fund’s high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund were forced to sell certain of its assets in the current market, there can be no assurance that the Fund would be able to sell them for the prices at which the Fund had recorded them and the Fund would be forced to sell them at significantly lower prices.

The Fund also invests in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where the Fund has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the Fund. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in its inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible. Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. Limitations on the resale of these securities, however, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Investing in Rule 144A securities could have the effect of increasing the level of its illiquidity to the extent we, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

The Fund’s investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, its ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

INTEREST RATE HEDGING RISK

The Fund may in the future hedge against interest rate risk resulting from its Financial Leverage. The Fund does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, its success in using hedging instruments is subject to SCA’s ability to predict correctly changes in the relationships of such hedging instruments to its interest rate risk, and there can be no assurance that SCA’s judgment in this respect will be accurate. Depending on the state of interest rates in general, its use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of Common Shares. To the extent that there is a decline in interest rates, the value of interest rate swaps could decline and result in a decline in the net asset value of Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset the cost of Financial Leverage.

CONCENTRATION RISK

Its investments will be concentrated in MLPs and Energy Infrastructure Companies. The focus of the Fund’s portfolio on companies within the Midstream Sector may present more risks than if its portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the Midstream Sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and Energy Infrastructure Companies. At times the performance of securities of MLPs and Energy Infrastructure Companies will lag the performance of companies within other industries or the broader market as a whole. To the extent that the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and Distributions can decline.

PORTFOLIO TURNOVER RISK

The Fund anticipates that its annual portfolio turnover rate will range between 30% and 50%, excluding the turnover from its hedging program, but the rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s Common Shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s Distributions being treated as a dividend to the Fund’s Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.  The portfolio turnover rate for the Fund for the fiscal periods ended November 30, 2011 and May 31, 2012 was 18% and 40%, respectively.  See “Investment Objective and Policies—Investment Practices—Portfolio Turnover.”

LEVERAGE RISK

Under normal market conditions, the Fund utilizes Financial Leverage, presently in the form of Indebtedness, but which in the future could be in the form of the issuance of preferred shares. Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 37.5% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets.  Certain forms of Financial Leverage will have seniority in liquidation and Distribution rights over Common Shares.

Financial Leverage will have seniority over the Common Shares and may be secured by the assets of the Fund. The Fund currently anticipates leveraging its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to the Fund’s (and the Subsidiary’s) credit facility established with a bank. The Fund and the Subsidiary have entered into the Agreement with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012, the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%.   The Fund may enter into additional credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets). Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that the Fund’s leveraging strategy will continue to be successful. Leverage involves risks and special considerations for Common Shareholders including:

●	the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Common Shares than a comparable portfolio without leverage;

●
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

●
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

●	the Fund’s use of certain types of leverage will cause the investment advisory fee payable to SCA to be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

The Fund’s Common Shareholders bear the costs of Financial Leverage through higher operating expenses. Because management fees are based on the Fund’s total assets, the Fund’s use of Financial Leverage increases the effective management fees borne by the Common Shareholders.

Financial Leverage involves other risks and special considerations for Common Shareholders including: the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Fund’s Common Shares than a comparable portfolio without Financial Leverage; the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of Common Shares; and when the Fund uses Financial Leverage, the investment management fee payable to SCA will be higher than if the Fund did not use Financial Leverage.

Indebtedness constitutes a substantial lien and burden by reason of the lender’s prior claim against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any debt are senior to the rights of holders of Common Shares and preferred shares (if any), with respect to the payment of Distributions or upon liquidation. The Fund may not be permitted to declare dividends or other Distributions, including dividends and Distributions with respect to Common Shares or preferred shares (if any) unless at such time, the Fund meets certain asset coverage requirements and no event of default exists under any Indebtedness. In addition, the Fund may not be permitted to pay Distributions on Common Shares unless all dividends on any preferred shares and/or accrued interest on Indebtedness have been paid, or set aside for payment.

In an event of default under any Financial Leverage, the lenders or any preferred shareholders may have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or any preferred shareholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of Financial Leverage may subject the Fund to certain affirmative covenants relating to asset coverage and its portfolio composition and may impose special restrictions on its use of various investment techniques or strategies or in its ability to pay Distributions on Common Shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations, among others.

While the Fund may from time to time consider reducing Financial Leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income, net asset value and Distributions associated with Financial Leverage, there can be no assurance that the Fund will actually reduce Financial Leverage in the future or that any reduction, if undertaken, will benefit its Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce Financial Leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in Financial Leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced Financial Leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct and determine, as a result, not to reduce Financial Leverage as described above.

Any issuance of preferred shares by the Fund would result in offering expenses and other costs, which would ultimately be borne by the Fund’s Common Shareholders. Fluctuations in interest rates could increase its interest or dividend payments on preferred shares and could reduce cash available for Distributions on Common Shares. Preferred shares may be subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect its ability to pay Distributions to its Common Shareholders in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain other types of preferred shares. To the extent the Fund may issue preferred shares, if the Fund is unable to refinance such preferred shares when they mature, the Fund may be forced to sell securities in its portfolio to repay such preferred shares. Furthermore, if the Fund does not repay the preferred shares when they mature, the Fund will trigger an event of default (which will increase the interest rate and give the holders of such preferred shares certain rights) and will trigger a higher dividend rate on any preferred shares.

Finally, the 1940 Act provides certain rights and protections for preferred shareholders which may adversely affect the interests of its Common Shareholders. See “Description of Shares.”

MANAGEMENT RISK; DEPENDENCE ON KEY PERSONNEL OF SCA

Its portfolio is subject to management risk because it is actively managed. SCA applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

The Fund depends upon SCA’s key personnel for its future success and upon their access to certain individuals and investments in MLPs and Energy Infrastructure Companies. In particular, the Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor its investments. These individuals do not have long-term employment contracts with SCA, although they do have equity interests and other financial incentives to remain with SCA. For a description of SCA, see “Management—Investment Adviser.” The Fund also depends on the senior management of SCA. The departure of any of its portfolio managers or the senior management of SCA could have a material adverse effect on its ability to achieve its investment objective. In addition, the Fund can offer no assurance that SCA will remain its investment adviser or that the Fund will continue to have access to SCA’s industry contacts and deal flow.

POTENTIAL CONFLICTS OF INTEREST RISK—ALLOCATION OF INVESTMENT OPPORTUNITIES

Conflicts of interest may arise because SCA and its affiliates generally carry on substantial investment activities for other clients in which the Fund will have no interest. SCA or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. SCA or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by SCA or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of its position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.

Its investment opportunities may be limited by affiliations of SCA or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that SCA sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of SCA may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although SCA maintains procedures to ensure that any material non-public information available to certain SCA employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Fund could be precluded from investing in a company about which SCA has material non-public information.

SCA also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s. In particular, certain Affiliated Funds invest in MLPs and Energy Infrastructure Companies. Furthermore, SCA may at some time in the future, manage other investment funds with the same investment objective as the Fund.

Investment decisions for the Fund are made independently from those of SCA’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by SCA or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by SCA in its discretion in accordance with the clients’ various investment objectives and procedures adopted by SCA and approved by the Board. In some cases, this system may adversely affect the price or size of the position that the Fund may obtain. In other cases, however, its ability to participate in volume transactions may produce better execution for the Fund.

The Fund and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that the Fund controls. Except as permitted by law, SCA will not co-invest its other clients’ assets in the private transactions in which the Fund invests. SCA will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund. The policies contemplate that SCA will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Fund. In this regard, when applied to specified investment opportunities that would normally be suitable for the Fund, the allocation policies may result in certain Affiliated Funds having greater priority than the Fund to participate in such opportunities depending on the totality of the considerations, including, among other things, its available capital for investment, its existing holdings, applicable tax and diversification standards to which the Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under the exchange rules and the recently adopted CFTC regulations, all accounts owned or managed by advisers, such as SCA, their principals and affiliates would be combined for position limit purposes.

In order to comply with the position limits established by the CFTC and the relevant exchanges, SCA may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by SCA could lead to regulatory action resulting in mandatory liquidation of certain positions held by SCA on behalf of the Fund. There can be no assurance that SCA will liquidate positions held on behalf of all of SCA’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

RISK OF OWNING SECURITIES OF AFFILIATES

From time to time, the Fund, its investment adviser or its affiliates may “control” or may be an “affiliate” of one or more of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities or any of SCA’s employees served as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including its investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund, its investment adviser or its affiliates may be regarded as a person affiliated with or controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partner interests of MLPs that the Fund hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the Fund the de facto power to exercise a controlling influence over such MLP. The Fund believes this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that the Fund controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot assure you, however, that the Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

COMPETITION RISK

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to the Fund for investment in a portfolio of MLPs and Energy Infrastructure Companies. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact the Fund’s ability to make Distributions.

VALUATION RISK

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than its most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of SCA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so. In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of Distributions to Common Shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See “Net Asset Value.”

The investment management fee paid to SCA is based on the value of the Fund’s total assets, as periodically determined. A significant percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. The Fund’s valuation committee, which includes senior management of SCA, will work with the Fund’s administrator and will consult with the valuation committee of the Board, as necessary, in determining the valuation of the Fund’s securities. See “Net Asset Value.”

RESTRICTED SECURITIES

The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that have not been registered under the Securities Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to convert the Fund to open-end status, or to change the composition of the Board. The Fund has also adopted other measures that may make it difficult for a third party to obtain control of the Fund, including provisions of the Declaration of Trust classifying the Board in three classes serving staggered three-year terms, and provisions authorizing the Board, without Common Shareholder approval, to cause the issuance of additional classes or series of shares and to amend the Declaration of Trust. These provisions, as well as other provisions of the Declaration of Trust and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of the Fund’s Common Shareholders. As a result, these provisions may deprive its Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Description of Shares.”

LEGAL AND REGULATORY RISKS

Legal and regulatory changes may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. Further, the CFTC has recently rescinded certain exemptions from registration requirements under the CEA that have been previously available to investment advisers registered under the Advisers Act. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options as futures, exceeds a certain threshold, the Fund may become subject to regulation under the CEA, and SCA may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event SCA is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

The effect of the Dodd-Frank Act or other regulatory changes on the Fund, while impossible to predict, could be substantial and adverse.

TAX RISKS

In addition to other risk considerations, an investment in the Fund’s Common Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this Prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of Common Shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Risk of MLPs.    The Fund's ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which the Fund invests, a factor over which the Fund has limited control. The benefit that the Fund derives from its investment in Master Limited Partnerships is largely dependent on the Master Limited Partnerships being treated as partnerships and not as corporations for U.S. federal income tax purposes. As a partnership, a Master Limited Partnership generally has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnership’s business, a Master Limited Partnership were treated as a corporation for U.S. federal income tax purposes, such Master Limited Partnership would be obligated to pay U.S. federal income tax on its income at the corporate tax rate. If a Master Limited Partnership were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of a Master Limited Partnership as a corporation for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of Common Shares.

Tax Risk of Subsidiary C corporations.    The Fund currently increases the portion of the Fund’s assets that it can invest, directly and indirectly, in Master Limited Partnerships by holding certain of these investments through the Subsidiary, a wholly owned taxable subsidiary C corporation. Although, as a RIC, dividends received by the Fund from this taxable Subsidiary and distributed to its Common Shareholders will not be subject to U.S. federal income taxes at the RIC level, the taxable Subsidiary will generally be subject to federal and state income taxes on its income, including any income the taxable Subsidiary may recognize on the sale of an interest in a Master Limited Partnership that it holds. As a result, the net return to the Fund on such investments that are held by the Subsidiary will be reduced to the extent that the subsidiary is subject to income taxes.

In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of any subsidiary C corporation it uses. Any subsidiary C corporation used by the Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon a subsidiary C corporation’s sale of a portfolio security, such subsidiary C corporation will be liable for previously deferred taxes. Any deferred tax liability balance of a subsidiary C corporation will reduce its net asset value.

Excise Tax Risk.    In order to avoid certain excise taxes imposed on RICs, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one-year period ending on November 30, the last day of its taxable year (which the Fund intends to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. The Fund is dependent on the underlying investments to provide the Fund with certain tax information in a timely manner in order to calculate the required Distribution amount to avoid the excise tax. Although the Fund currently intends to make sufficient Distributions to satisfy the annual distribution requirement and to avoid the 4% U.S. federal excise tax, the Fund can provide no assurance that the Fund will be able to do so.

Tax Treatment of Distributions.    The Fund cannot assure you what percentage of the Distributions paid on the Fund’s Common Shares, if any, will be treated as qualified dividend income, long-term capital gain or return of capital or what the tax rates on various Fund types of income or gain will be in future years. A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of its distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions to its Common Shareholders. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2012. See “Tax Matters—Taxation of U.S. Shareholders.”

Failure to Qualify as a Regulated Investment Company.    To qualify as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if the Fund distributes at least 90% of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to its Common Shareholders on an annual basis. Any Financial Leverage the Fund issues in the future would subject the Fund to certain asset coverage ratio requirements under the 1940 Act as an investment company, and the Fund may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making Distributions necessary to qualify as a RIC. If the Fund is unable to obtain cash from other sources, the Fund may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, the Fund must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. A qualified publicly traded partnership is a publicly traded partnership that derives less than 90% of its gross income each year from sources that qualify under income source requirements for RICs described below.

To qualify as a RIC, the Fund must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of its gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. The Fund may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although the Fund does not anticipate income from its direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, the Fund cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in its having to dispose of certain investments at times the Fund would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

The Fund anticipates that the MLPs in which the Fund invests will be qualified publicly traded partnerships, and the Fund that the Fund will be able to invest no more than 25% of the value of its total assets directly in MLPs. The Fund increases the portion of its assets that the Fund can invest, directly and indirectly, in Master Limited Partnerships by holding certain of these investments through the Subsidiary, a wholly owned taxable subsidiary corporation. To comply with the diversification requirements described above, the Fund will be able to invest no more than 25% of the value of its total assets in this taxable Subsidiary corporation. Although the Fund does not believe that the securities held by the taxable Subsidiary should be aggregated with the Fund’s direct holdings for purposes of the 25% diversification test, it is possible that the Internal Revenue Service (“IRS”) could view such aggregation as being required, in which case the Fund would not satisfy the 25% diversification test. The distributions that the Fund receives from the MLPs in which the Fund invests directly (assuming they are qualified publicly traded partnerships) and from this taxable Subsidiary corporation will be qualifying income for purposes of the 90% gross income test. However, the taxable Subsidiary will be required to pay federal and state income taxes on its taxable income and, thus, the amount of cash that the subsidiary has available to distribute to the Fund will be correspondingly reduced. The Fund has not sought and will not seek any ruling from the IRS regarding the taxation of the Fund, the Common Shareholders, or the taxable Subsidiary.

If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its Distributions. Such a failure would have a material adverse effect on the Fund and the Common Shareholders. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before re-qualifying as a RIC that is accorded special treatment. In such case, Distributions to the Fund’s Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements were satisfied.

Deferred Tax Risks of Investing in Common Shares.    A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of its distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax Distributions to its Common Shareholders.

Because any subsidiary C corporation through which the Fund indirectly invests in certain MLPs is treated as a regular taxable corporation for U.S. federal income tax purposes, such subsidiary C corporation will incur tax expenses. In calculating its daily net asset value, the Fund will, among other things, account for any subsidiary C corporation’s deferred tax liability and/or asset balances. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax assets of any subsidiary C corporation used by the Fund in connection with the calculation of its net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its daily net asset value, the application of such final valuation allowance could have a material impact on its net asset value.

Tax Law Change Risk.    Under current law, qualified dividend income received by individual shareholders is taxed at the maximum U.S. federal tax rate of 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2012. The maximum 15% U.S. federal income tax rate for long-term capital gain under current law is scheduled to revert to 20% for such taxable years.

PLAN OF DISTRIBUTION

The Fund may sell its Common Shares, and certain of its Common Shareholders may sell their Common Shares, on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and any related Prospectus Supplement. The aggregate amount of securities that may be offered by the Fund is limited to $75 million. The Fund may offer its Common Shares: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. Each Prospectus Supplement relating to an offering of securities will state the terms of the offering, including as applicable:

●	the names of any agents, underwriters or dealers;
●	any sales loads or other items constituting underwriters’ compensation;
●	any discounts, commissions, or fees allowed or paid to dealers or agents;
●	the public offering or purchase price of the offered securities and the net proceeds the Fund will receive from the sale; and
●	any securities exchange on which the offered securities may be listed.

Direct Sales

The Fund may sell its Common Shares, or certain of its Common Shareholders may sell their Common Shares, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund, or any selling Common Shareholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a Prospectus Supplement.

If the Fund’s Common Shares are to be offered for sale by certain of its Common Shareholders, each Prospectus Supplement relating to such offering will indicate the nature of any position, office, or other material relationship which the selling Common Shareholder has had within the past three years with the Fund or any of its predecessors or affiliates, and will state the amount of securities of the class owned by such Common Shareholder prior to the offering, the amount to be offered for the Common Shareholder’s account, the amount and (if one percent or more) the percentage of the class to be owned by such Common Shareholder after completion of the offering.

By Agents

The Fund may offer its Common Shares through agents that the Fund or they designate. Any agent involved in the offer and sale will be named and any commissions payable by the Fund will be described in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Sales of the Fund’s Common Shares may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

By Underwriters

The Fund may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

●	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.
●	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.
●
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

●
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund and its Subsidiary in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold with respect to each particular offering of Common Shares made through a single Prospectus Supplement.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the securities not yet issued as of the date of this Prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of its portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

DISTRIBUTIONS

The Fund makes and intends to make regular Distributions to its Common Shareholders out of funds legally available theretofore. The Fund has made quarterly Distributions in amounts ranging from $0.40 to $0.44 per share since inception, with the first such distribution made on August 25, 2011.  There is no assurance that the Fund will continue to pay regular Distributions or that it will do so at a particular rate.

The Fund is treated as a RIC under Subchapter M of the Code. To maintain its RIC status, the Fund must distribute during each taxable year at least 90% of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the distributions the Fund receives from its investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While it is anticipated that the Fund would distribute some or all of such return of capital, it is not required to do so in order to maintain its RIC status. The Fund cannot predict with respect to a given quarter how much of its investment company taxable income will be included in the Distribution made for that quarter. However, the Fund intends to pay to Common Shareholders on an annual basis at least 90% of its investment company taxable income. Distributions may also include gains from premiums on options the Fund as written, cash received as return of capital from the Fund’s portfolio investments or return of investors’ capital. A “return of capital” represents a return of a Common Shareholder’s original investment in the Fund’s Common Shares and should not be confused with a dividend from earnings and profits. Any such returns of capital, while not taxable, will lower a Common Shareholder’s basis and may result in higher taxes in the future.

In order to avoid certain U.S. federal excise taxes imposed on RICs, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one-year period ending on November 30, the last day of the Fund’s taxable year (which the Fund intends to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. The Fund currently intends to make sufficient Distributions to satisfy the annual distribution requirement and to avoid the U.S. federal excise taxes.

Although the Fund currently intends to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such Distributions, the Fund may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed Distribution. The consequences of the Fund’s retention of net capital gains are as described under “Tax Matters.”

Various factors will affect the levels of cash that the Fund receives from its investments, as well as the amounts of income and return of capital represented by such cash. To permit the Fund to maintain a more stable quarterly Distribution, it may distribute less or more than the entire amount of cash received from its investments in a particular period. Any undistributed cash would be available to supplement future Distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, once distributed, such amounts will be deducted from the Fund’s net asset value.

The 1940 Act generally limits the Fund’s long-term capital gain distributions to one per year, except for certain permitted distributions related to the Fund’s qualification as a RIC. This limitation does not apply to that portion of the Fund’s Distributions that is not characterized as long-term capital gain. Although the Fund has no current plans to do so, it may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that its Distribution policy with respect to Common Shares calls for periodic (e.g., quarterly) Distributions in an amount equal to a fixed percentage of its average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The Fund cannot assure you that if it applies for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Unless you elect to receive your common share Distributions in cash, they will automatically be reinvested into additional Common Shares pursuant to the Fund’s distribution reinvestment plan. Distributions will be treated the same for U.S. federal income tax purposes whether paid in cash or reinvested into additional Common Shares. See “Distribution Reinvestment Plan.”

DISTRIBUTION REINVESTMENT PLAN

The Fund has adopted the DRIP which provides that unless you elect to receive your Distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC, in additional Common Shares of the Fund. If you elect to receive your Distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered Common Shareholder or a Common Shareholder who holds Common Shares with a brokerage firm that participates in the DRIP to have their Distributions reinvested in additional Common Shares. Unless you or your brokerage firm decides to opt out of the DRIP by providing prior written notice to the Plan Administrator, the number of Common Shares that you will receive will be determined as follows:

(1) If the Fund’s Common Shares are trading at or above net asset value at the time of valuation, the Plan Administrator will receive newly-issued Common Shares from the Fund for each participant’s account. The number of Common Shares to be credited to a participant will be determined by dividing the dollar amount of the participant’s Distribution by the greater of (i) the net asset value per common share at the time of valuation, or (ii) 95% of the market price per common share one day prior to the Distribution payment date.

(2) If the Fund’s Common Shares are trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the Distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate unfulfilled orders in the open market and cause the Fund to issue the remaining Common Shares if, following the commencement of the purchases, the market value of the Common Shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining Common Shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation, or (ii) 95% of the then-current market price. It is possible that the average purchase price per Common Share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer Common Shares than if the Distribution had been paid entirely in Common Shares issued by the Fund.

Participation in the DRIP is voluntary. Common Shareholders participating in the DRIP may withdraw from the DRIP at any time by giving notice to the Plan Administrator, in writing or by telephone, or in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective as of the next business.

The Plan Administrator will maintain all participants’ accounts in the DRIP and will give written confirmation of all transactions in the accounts, including information that a participant may need for tax records. Common Shares in a participant’s account will be held by the Plan Administrator in non-certificated form. The Fund’s appointed Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy that a participant receives will include all Common Shares that the participant has received under the DRIP.

There is no brokerage charge for reinvestment of a participant’s Distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Matters.”

If you hold your Common Shares with a brokerage firm that does not participate in the DRIP, you will not be able to participate in the DRIP and any Distribution reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Plan Administrator’s fees under the DRIP will be borne by the Fund. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend or terminate the DRIP, including amending the DRIP to include a service charge payable by the participants, if in the judgment of the Board the change is warranted. Any amendment to the DRIP, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the DRIP may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

USE OF LEVERAGE

The Fund seeks to enhance its total returns through the use of Financial Leverage, presently in the form of Indebtedness, but which in the future could be in the form of the issuance of preferred shares. Under the 1940 Act, the Fund may use Financial Leverage in the form of Indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use Financial Leverage through issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of Financial Leverage, immediately after such issuance. Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 37.5% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of leverage may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund’s effective leverage will not exceed 40% of the Fund’s total assets. Depending on the type of Financial Leverage involved, the Fund’s use of Financial Leverage may require the approval of the Board. The Fund anticipates that any Indebtedness the Fund incurs in the future will be in the form of bank debt and other forms of borrowings.

The Fund and the Subsidiary have entered into the Agreement with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012, the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%.  Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above LIBOR and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.25% on the unused amount of the credit facility.  The carrying amount of the borrowings at $67 million approximated its fair value. For the nine months ended August 31, 2012, the average borrowings under the Agreement and the average interest rate were $58.5 million and 1.20%, respectively. In addition, the credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms. or by the issuance of preferred shares or debt securities.

The Fund may enter into additional credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets). The Fund anticipates that any senior securities or preferred shares that the Fund issues will be in the form of mandatory redeemable preferred shares, but the Fund may issue other forms of preferred shares if the terms of such preferred shares are more attractive. Financial Leverage creates a greater risk of loss, as well as potential for more gain, for Common Shares than if Financial Leverage is not used. The Fund’s Common Shares are junior in liquidation and distribution rights to any Financial Leverage. The Fund expects to invest the net proceeds derived from any use of Financial Leverage according to the investment objective and policies described in this Prospectus.

Financial Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of, and Distributions on, the Common Shares, and the risk of fluctuations in dividend rates or interest rates on Financial Leverage which may affect the return to the holders of the Common Shares or may result in fluctuations in the Distributions paid by the Fund on the Common Shares. To the extent that the return on securities purchased with funds received from Financial Leverage exceeds their cost (including increased expenses to us), the Fund’s total return will be greater than if Financial Leverage had not been used. Conversely, if the return derived from such securities is less than the cost of Financial Leverage (including increased expenses to the Fund), the Fund’s total return will be less than if Financial Leverage had not been used, and therefore, the amount available for distribution to Common Shareholders will be reduced. In the latter case, SCA in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to Common Shareholders.

The fees paid to SCA will be calculated on the basis of the Fund’s total assets, including proceeds from Financial Leverage. During periods in which the Fund uses Financial Leverage, the investment management fee payable to SCA may be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and SCA may have differing interests in determining whether to leverage the Fund’s assets. The Board monitors the Fund’s of Financial Leverage and this potential conflict. The use of Financial Leverage creates risks and involves special considerations. See “Risks—Leverage Risk.”

The Fund may incur Indebtedness without prior approval of Common Shareholders. In this regard, the Fund may obtain proceeds through Indebtedness and may secure any such Indebtedness by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such Indebtedness, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility. Any such requirements will increase the cost of borrowing over the stated interest rate.

Under the requirements of the 1940 Act, the Fund, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by the Fund.

The rights of the Fund’s lenders to receive interest on and repayment of principal of any Indebtedness will be senior to those of the Fund’s Common Shareholders, and the terms of any such Indebtedness may contain provisions which limit certain of its activities, including the payment of Distributions to the Fund’s Common Shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its capital stock, or purchase any such capital stock, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be.

In an event of default under any Indebtedness, the lenders also have the right to cause a liquidation of collateral (i.e., sell securities in the Fund’s portfolio and its other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Furthermore, the 1940 Act (in certain circumstances) grants the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of preferred shares may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on the Fund’s use of various investment techniques or strategies or on its ability to pay Distributions on Common Shares in certain circumstances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede SCA from managing the Fund’s portfolio in accordance with its investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred shares plus the aggregate amount of senior securities representing indebtedness. In addition, the Fund is not permitted to declare any cash dividend or distribution on Common Shares unless, at the time of such declaration, its preferred shares plus senior securities representing indebtedness has an “asset coverage” of at least 200%. The Fund intends, to the extent possible, to maintain asset coverage on such preferred shares plus senior securities representing indebtedness of at least 200%. If necessary, the Fund will purchase or redeem any of its preferred shares or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%. The terms of any preferred shares may include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit Distributions on Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has preferred shares outstanding, two of the Trustees will be elected by the holders of preferred shares as a class. The Fund’s remaining Trustees will be elected by holders of Common Shares and any preferred shares voting together as a single class. In the event that the Fund fails to pay dividends on any preferred shares for two years, holders of such preferred shares would be entitled to elect a majority of the Fund’s Trustees.

If the Fund is unable to refinance any preferred shares when they mature, it may be forced to sell securities in its portfolio to repay such preferred shares. Furthermore, if the Fund does not repay any preferred shares when they mature, it will trigger an event of default (which will increase the interest rate and give the holders of such preferred shares certain rights) and will trigger a higher dividend rate on any preferred shares.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of Distributions and the settlement of securities transactions which otherwise might require untimely dispositions of its securities. As noted above, the Fund and the Subsidiary have entered into the Agreement with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012 , the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%.   The Fund may enter into additional credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets).

The use of preferred shares will leverage your investment in Common Shares. Common Shareholders will bear the costs associated with the use of preferred shares, and if the Fund issues preferred shares, Common Shareholders will bear the offering costs of the preferred share issuance. The Board of the Fund may authorize the use of leverage through preferred shares without the approval of Common Shareholders.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Shares total return during the Fund’s first full year of operations, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by the Fund. Furthermore, the assumed investment portfolio total returns are after (net of) all of the Fund’s expenses other than expenses associated with leverage), but such Financial Leverage expenses are deducted when determining the Common Shares total return. See “Risks.”

The table further reflects the use of Financial Leverage representing 25% of the Fund’s total assets net of expenses and the Fund’s estimated annual interest expense on its leverage of 0.50%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Shares Total Return	(13.64)%	(6.99)%	(0.35)%	6.35%	13.00%

Common Shares total return is composed of two elements: Common Shares Distributions paid by the Fund (the amount of which is largely determined by the Fund’s net distributable income after paying interest on its leverage) and gains or losses on the value of the securities that the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

MANAGEMENT

TRUSTEES AND OFFICERS

The Fund’s business and affairs are managed under the direction of the Board including supervision of the duties performed by SCA. The Fund’s Board currently consists of ten Trustees. The Board consists of a majority of Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. These individuals are referred to as the Fund’s “Independent Trustees.” The Board elects the Fund’s officers, who serve at the Board’ discretion and are responsible for the Fund’s day-to-day operations. Additional information regarding the Fund’s Board and its committees is set forth under “Management” in the SAI.

INVESTMENT ADVISER

Salient Capital Advisors, LLC, a Texas limited liability company, is the Fund’s investment adviser and is registered with the SEC under the Advisers Act. SCA is a wholly-owned subsidiary of Salient Partners, L.P., a Delaware limited partnership (“Salient”). Prior to its acquisition and renaming by Salient in January 2011, SCA operated as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and energy sector investments. As of July 31, 2012, SCA managed assets of approximately $2.4 billion, including $950 million in MLPs and Energy Infrastructure Companies. Salient and its affiliates managed assets of approximately $17.6 billion as of July 31, 2012.

SCA is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The manager of SCA is Salient Capital Management, LLC, a Delaware limited liability company (“SCM”). SCM is governed by a Board of Managers that is comprised of five managers, one of whom is considered “Independent.”

SCA’s management of the Fund’s portfolio is led by portfolio managers Greg A. Reid and Frank “Ted” Gardner, with risk management overseen by Lee Partridge, Salient’s Chief Investment Officer. The Fund’s portfolio managers draw on the research and analytical support of the entire investment team at Salient, as well as the experience and expertise of Salient’s founders, John A. Blaisdell, Andrew B. Linbeck and Jeremy Radcliffe. In addition, the portfolio managers are supported by an experienced compliance and financial accounting team headed by Paul A. Bachtold, SCA’s Chief Compliance Officer, and John E. Price, SCA’s Chief Financial Officer.

Greg A. Reid serves as President and Chief Executive Officer of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and Chief Executive Officer from 2010 to 2011 of SCA, then known as RDG Capital LLC (“RDG”), a Houston-based asset management firm specializing in MLP and energy sector investments that was spun off from Telemus Capital Partners (“Telemus”) in June 2010. SPLP acquired RDG in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus’ Houston office from May 2007 to June 2010 at which time he formed RDG to acquire Telemus. Prior to joining Telemus in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III serves as a Director and Portfolio Manager for SCA. Prior to joining SCA in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research (“Raymond James”) from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

Lee Partridge is a Managing Director of SCA and Chief Investment Officer for Salient. Mr. Partridge also directly oversees the investment program for a $7.7 billion investment portfolio of a public employee retirement association. Prior to joining Salient in November 2010, Mr. Partridge was the founder and Chief Executive Officer of Integrity Capital, LLC, which spanned traditional and alternative investment strategies from September 2009 to November 2010 and held various positions at the Teacher Retirement System of Texas (“Teacher Retirement System”) from May 2001 to September 2009, including head of fixed income and deputy chief investment officer, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Prior to joining the Teacher Retirement System, Mr. Partridge was involved with securities trading and sales and managed a number of life insurance and depository institution portfolios, as both principal and advisor, from September 1993 to May 2001. Mr. Partridge received a Bachelor of Science degree in Psychology from the University of Houston in December 1989 and an MBA from Rice University in May 1992. Mr. Partridge holds both the CFA and CAIA designations.

John A. Blaisdell is the Chief Executive Officer and a Managing Director of SCA and a founding partner of Salient. Prior to joining Salient in December 2002, Mr. Blaisdell served as Chief Executive Officer of Wincrest Ventures, LP (“Wincrest”), a private investment holding company for a high-net-worth Texas family from 1997 to December 2002. At Wincrest, he developed and managed large portfolios broadly diversified across a range of asset classes, executed several large private equity transactions, and served in various financial and wealth advisory capacities. Prior to joining Wincrest, Mr. Blaisdell was a partner, President and Chief Operating Officer of Leisure Management International (“LMI”) for seven years. Under his leadership, LMI grew to become one of the industry leaders in the management of sports and entertainment facilities around the world. Mr. Blaisdell has served on the Board of Trustees of many public, private and charitable organizations in Florida and Texas. Mr. Blaisdell received a Bachelor of Science degree from Barry University in 1983 and an MBA from the University of Miami in 1987.

Andrew B. Linbeck is a Managing Director of SCA. Prior to co-founding Salient in August 2002, Mr. Linbeck was a partner and executive officer of The Redstone Companies, L.P., a Houston based investment firm, and certain affiliates thereof (collectively “Redstone”) from 1998 through 2002. Prior thereto, Mr. Linbeck served as an Executive Vice President for PaineWebber, Inc. from 1994 to 1998. He began his career in the financial services industry in 1987 at Kidder, Peabody & Co. He serves on the boards of and is an advisor to several non-profit organizations. Mr. Linbeck received a Bachelor of Arts degree from the University of Notre Dame in 1987, and later graduated from the Executive Management Program at the Jones School of Business at Rice University in 1994.

Jeremy Radcliffe is a Managing Director and the Chief Operating Officer of Salient, where his primary responsibility is managing the daily operations of the firm. Prior to forming Salient in 2002, he was a partner and managed certain of the private equity investments of Redstone from 1998 to 2002. A native Houstonian, Mr. Radcliffe is a magna cum laude graduate of Princeton University (1996), where he earned an Artium Baccalaureatus degree in Classics while specializing in Latin, Roman history and architecture.

Parag Sanghani, CFA, is a Senior Research Analyst for SCA, assisting in the management of the Adviser’s MLP securities complex. Prior to joining the Adviser in 2011, Mr. Sanghani was a Senior MLP Analyst with Telemus from 2008 through 2009, assisting in the management of the firm’s $100+ million MLP portfolio. Previously, Mr. Sanghani was a Financial Analyst with Exterran Holdings (“Exterran”) from 2007 through 2008, where he provided consulting services during the company’s merger integration process. Before Exterran, from 2004 through 2006, Mr. Sanghani was a Senior Research Associate with Raymond James, where he published detailed research reports on the energy industry and followed 17 companies within the oil service and coal sectors. Mr. Sanghani graduated from the University of Texas at Austin in 2002 with a Bachelor of Business Administration in Finance and earned a Masters in Finance from London Business School in 2010. He is a member of the CFA Society of Houston and a CFA Charterholder.

Hollis Ghobrial is a Senior Research Analyst for SCA. His responsibilities include MLP research and management of custom tailored MLP portfolios for separately managed accounts. Prior to joining Salient in 2007, he was an MLP analyst at Sanders Morris Harris Group in 2007 and worked at Viscogliosi Bros., LLC from 2005 to 2006. Mr. Ghobrial graduated from Trinity University in San Antonio in 2002 with a degree in finance and received an MBA from Rice University in 2005.

Paul A. Bachtold is Chief Compliance Officer for Salient. Prior to joining Salient in 2010, Mr. Bachtold served as the President of Bachtold & Associates from 2008 to 2010. Mr. Bachtold was previously with Barclays Global Investors, N.A. from 2005 to 2008, and Wells Fargo Bank, N.A. from 2000 to 2005. Mr. Bachtold received his undergraduate degree from Augustana College in 1996 and an MBA from St. Mary’s College in 2003.

John E. Price is the Chief Financial Officer and a Managing Director of Salient. He also serves as the Principal Financial Officer and Treasurer on the firm’s investment funds. Prior to joining Salient in 2003, Mr. Price assisted in the creation and establishment of a family office and private investment holding company for a high net worth Houston family, where he was employed from 1997 to 2003. From 1993 to 1997, Mr. Price was with Arthur Andersen, L.L.P., where he was a Manager in the Assurance and Business Advisory Services department. Prior thereto, Mr. Price was an analyst and later a broker for a regional commercial insurance wholesaler. He earned his undergraduate degree in Accounting, summa cum laude, from Texas Christian University. He obtained his Masters of Business Administration, graduating with honors, from the Executive MBA Program at Rice University. Mr. Price is a licensed Certified Public Accountant and is a member of the Texas Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

The SAI provides information about the Fund’s portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by the Fund.  See “Portfolio Manager Information” in the SAI.

The principal office of SCA and Salient is located at 4265 San Felipe, Suite 800, Houston, Texas 77027. For additional information concerning SCA, including a description of the services to be provided by SCA, see “Investment Management Agreement” below.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement, SCA will provide the Fund with portfolio investment services and management and administrative assistance in connection with the operation of the Fund in return for a management fee. Under the terms of the Investment Management Agreement between the Fund and SCA, the Fund has agreed to pay SCA a management fee, computed and paid monthly at an annual rate of 1.20% of the Fund’s average monthly total assets. Until May 25, 2013, SCA has contractually agreed to waive or reimburse the Fund for a portion of its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets on the last business day of that month with the total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Fund’s total assets shall be equal to the Fund’s average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of Financial Leverage), minus the sum of the Fund’s accrued and unpaid Distributions on any outstanding Common Shares and accrued and unpaid dividends on any outstanding preferred shares (if any) and accrued liabilities (other than liabilities associated with borrowings or leverage utilized by the Fund and any accrued taxes). Liabilities associated with borrowings or leverage, for purposes of the preceding sentence, include, with respect to Financial Leverage, the principal amount of any debt that the Fund issues, the liquidation value of any outstanding preferred shares (if any), as well as other liabilities such as short positions and put or call options held or written by the Fund.

In addition to SCA’s management fee, the Fund pays all other costs and expenses of the Fund’s operations, such as compensation of the Fund’s Independent Trustees (but not those affiliated with SCA) and expenses related to Trustees meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with the Fund’s use of Financial Leverage, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of SCA reasonably incurred in connection with arranging or structuring portfolio transactions for the Fund, expenses of repurchasing the Fund’s securities, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will remain in effect until January 30, 2013 and may be continued from year to year, so long as its continuation is approved at least annually by a majority of the Fund’s Independent Trustees and either a majority of the Fund’s Trustees or a “majority of the outstanding voting securities” (as defined under the 1940 Act) of the Fund. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board or by a vote of a majority of the Fund’s outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment to a party other than an affiliate of SCA.

The Fund has agreed to indemnify SCA and any affiliate of SCA, and each of their shareholders, members, trustees, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Notwithstanding any of the foregoing, the indemnification provisions of the Investment Management Agreement shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law.

Because SCA’s fee is based upon a percentage of the Fund’s total assets, SCA’s fee will be higher to the extent the Fund employs Financial Leverage. In this regard, if the Fund uses Financial Leverage in an amount equal to 25% of the Fund’s total assets, the management fee payable to SCA would be 1.60% (before giving effect to any management fee waiver) of the Fund’s net assets attributable to Common Shares. See “Fees and Expenses.”

A discussion regarding the basis for approval by the Board of the Fund’s Investment Management Agreement with SCA was provided in the Fund’s initial shareholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and the Fund will make its net asset value available for publication at least monthly. The Fund currently anticipates calculating its net asset value and making it available on the Fund’s website, www.salientpartners.com, on a weekly basis. Net asset value is computed by dividing the value of all of the Fund’s assets (including accrued interest and Distributions), less all of the Fund’s liabilities (including accrued expenses, Distributions payable, and any Indebtedness) and the liquidation value of any outstanding preferred shares (if any), by the total number of Common Shares outstanding.

The price of an equity security traded upon one or more U.S. or foreign exchanges will be determined as follows: (1) if the security is traded on only one exchange, the value of the security will be the last sale price on that exchange on the valuation day and if traded on a foreign exchange only and it is a holiday in such country, the value of the security will be the last sales price on the foreign exchange on the day prior to the holiday; or (2) if the security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (“OTC”) market, the value of the security will be the last sale price on the valuation day on the primary market on which the security is traded. In either of the foregoing cases, if there are no sales of the security on the valuation day, the price of the security will be the mean of the closing bid and asked prices on the valuation day on the relevant exchange. The price of an equity security not traded on any exchange but listed on the NASDAQ National Market System (“NASDAQ”) will be the NASDAQ Official Closing Price on NASDAQ. For OTC securities that are not listed on NASDAQ, the value of the security will be the last sale price on such other OTC market on the valuation day. If a preferred security (other than preferred equity securities that are stated on a bond basis and preferred debt securities that are stated on an equity basis) is not listed on an exchange or NASDAQ, then the price will be supplied by a pricing vendor, except in the case of auction rate preferred shares (if any) issued by a closed-end registered investment company, which will be valued at par.

For private investments in public equities, if any, SCA will value the security at the time of purchase at cost, with any subsequent valuation based on the market price for such issuer adjusted for any unaccredited discount recorded at the time of purchase. For private investments that do not have a market price and for which the use of net asset value as a practical expedient under ASC 820 would not be applicable, a third party firm that provides valuation services will be engaged to provide a valuation for such investments on a quarterly basis.

Debt securities will be valued at prices supplied by a pricing vendor; except that (1) for corporate debt obligations (including convertible securities listed on an exchange or NASDAQ), the value of the security will be the last sale price on that exchange or NASDAQ on the valuation day; and (2) short-term instruments purchased with a remaining maturity of (or put option exercisable in) 60 days or less, maturing at par, will be valued at amortized cost unless the investment adviser determines that such value is not reliable, in which case the investment adviser may rely on a value from the appropriate pricing vendor.

Exchange-traded options and futures contracts will be valued as follows: (1) option contracts on securities, currencies and other financial instruments traded on one or more exchanges will be valued on the valuation day at the last bid/ask price for options held long/short, respectively, from any exchange on which the option is listed. If no such bid/ask price is reported, such instruments will be valued at the last sales price on the valuation day as reported by such exchange. If no sales price is reported by such exchange on the valuation day, SCA’s Valuation Committee, in conjunction with the administrator, will determine the fair value of such options in good faith using information that is available at that time. Flexible Exchange Options (also known as “Flex Options”) traded at the Chicago Board Options Exchange and cleared by the Options Clearing Corporation (“OCC”) will be valued by the OCC. Futures positions on securities and currencies will be valued at closing settlement prices on the valuation day. OTC options, interest rate, currency and credit default swaps that are not priced by a pricing vendor will be priced based upon broker-dealer pricing which may be the counterparty to the option. If no pricing is available or if it is deemed to be unreliable, volatility quotes may be used in conjunction with an option valuation model or in the case of OTC options, pricing of exchange traded options written on the same security with similar characteristics. Total return swaps not valued by a pricing vendor will be valued according to market index data in conjunction with a valuation model. The Fund may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which, in the judgment of SCA, reliable market quotations are not readily available, a pricing service does not provide a valuation, or provides a valuation that in the judgment of SCA is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date.

The Fund may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which, in the judgment of SCA, reliable market quotations are not readily available, a pricing service does not provide a valuation, or provides a valuation that in the judgment of SCA is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date.

Because any subsidiary C corporation through which the Fund invests in MLPs is treated as a regular taxable corporation, for U.S. federal income tax purposes any subsidiary C corporation will incur tax expenses. In calculating its daily net asset value, the Fund will, among other things, account for any subsidiary C corporation’s deferred tax liability and/or asset balances.

Any subsidiary C corporation used by the Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received on equity securities of MLPs considered to be return of capital. Any deferred tax liability balance of any subsidiary C corporation used by the Fund will reduce the Fund’s net asset value.

Any subsidiary C corporation used by the Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of such subsidiary C corporation’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase its net asset value. To the extent a subsidiary C corporation has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of such subsidiary C corporation’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of such subsidiary C corporation’s deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. Its assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future Master Limited Partnership cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to a subsidiary C corporation’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of Master Limited Partnership cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the Master Limited Partnership cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset of a subsidiary C corporation in connection with the calculation of its net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its daily net asset value, the application of such final valuation allowance could have a material impact on its net asset value.

Any subsidiary C corporation’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate a subsidiary C corporation’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining the Fund’s net asset value. If such information is not received from such MLPs on a timely basis, the Fund will estimate the tax characterization of the distributions received by a subsidiary C corporation based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding a subsidiary C corporation’s deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a subsidiary C corporation’s deferred tax liability and/or asset balances used to calculate its net asset value could vary dramatically from such subsidiary C corporation’s actual tax liability and, as a result, the determination of such subsidiary C corporation’s actual tax liability may have a material impact on its net asset value. The Fund’s daily net asset value calculation will be based on then-current estimates and assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify estimates or assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of its estimates or assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in its net asset value per share, which could be material.

DESCRIPTION OF SHARES

The following description is based on relevant portions of Delaware law, the Declaration of Trust and Bylaws. This summary is not necessarily complete, and the Fund refers you to Delaware statutory trust law and the Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

SHARES OF BENEFICIAL INTEREST

The Fund’s authorized shares consist of an unlimited number of shares of beneficial interest, $.01 par value per share, all of which are initially classified as Common Shares. As of November 1, 2012, the Fund had 6,140,406 Common Shares outstanding.  The Fund’s Common Shares are traded on the NYSE under the symbol "SMF."  As of November 1, 2012, the last reported sales price of a Common Share of the Fund on the NYSE was $26.00. There are no outstanding options or warrants to purchase its shares. No shares have been authorized for issuance under any equity compensation plans. Under Delaware law, the Fund’s Common Shareholders generally are not personally liable for its debts or obligations.

    The Board may, without any action by the Fund’s Common Shareholders, from time to time increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue under the Declaration of Trust and under the 1940 Act. In addition, the Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Although the Fund has no present intention of doing so, the Fund could issue a class or series of shares that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the Common Shareholders’ best interest.

COMMON SHARES

General.    All Common Shares offered pursuant to this Prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All Common Shares offered pursuant to this Prospectus will be of the same class and will have identical rights, as described below. Holders of Common Shares are entitled to receive Distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of Distributions. Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of its securities. Common Shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All Common Shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions.     Distributions may be paid to the holders of Common Shares if, as and when authorized by the Board and declared by the Fund out of funds legally available therefor.

The yield on Common Shares will likely vary from period to period depending on factors, including the following:

●	market conditions;

●	the timing of the Fund’s investments;

●	the securities comprising the Fund’s portfolio;

●	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

●	the amount and timing of the use of Financial Leverage by the Fund;

●	the effects of Financial Leverage on Common Shares (discussed above under “Use of Leverage”);

●	the timing of the investment of proceeds from this offering and proceeds from Financial Leverage; and

●	the Fund’s net assets and operating expenses.

Consequently, the Fund cannot guarantee any particular yield on Common Shares, and the yield for any given period is not an indication or representation of future yield on Common Shares.

Limitations on Distributions.    So long as senior securities representing indebtedness are outstanding, holders of Common Shares will not be entitled to receive any Distributions from the Fund unless (1) there is no event of default existing under the terms of such Indebtedness, (2) the Fund’s asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in the Fund’s portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions.

If any preferred shares are outstanding, holders of Common Shares or other shares will not be entitled to receive any Distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred shares, (2) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such preferred shares, (3) the Fund’s asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200%, (4) the assets in its portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions and (5) there is no event of default existing under the terms of any borrowings, in each case, after giving effect to such Distributions. See “Use of Leverage.”

Liquidation Rights.    Common Shareholders are entitled to share ratably in the assets legally available for distribution to Common Shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of the Fund’s Common Shares, including preferred shares (if any).

Voting Rights.    Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of Common Shareholders, including the election of Trustees. The presence of the holders of Common Shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of Common Shareholders. The Declaration of Trust provides that, except as otherwise provided in the Bylaws, a Trustee shall be elected by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon. There is no cumulative voting in the election of Trustees. Consequently, at each annual meeting of Common Shareholders, the holders of a majority of the outstanding shares entitled to vote will be able to elect all of the successors of the class of Trustees whose terms expire at that meeting, provided that holders of preferred shares, if any are outstanding, have the right to elect two Trustees at all times. Pursuant to the Declaration of Trust and Bylaws, the Board may amend the Bylaws to alter the vote required to elect Trustees.

Under NYSE rules applicable to listed companies, the Fund normally will be required to hold an annual meeting of Common Shareholders in each fiscal year. If the Fund is converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of Common Shareholders), the Fund may amend the Bylaws so that the Fund is not otherwise required to hold annual meetings of Common Shareholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of Common Shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the Fund’s pricing), unless such sale is made with the consent of a majority of the company’s outstanding Common Shareholders. Any sale of Common Shares by the Fund will be subject to the requirements of the 1940 Act.

CREDIT FACILITY

The Fund may borrow money to the extent permitted by the 1940 Act and the Fund and the Subsidiary have entered into the Agreement with a bank to borrow up to a limit of $75 million in aggregate with the Subsidiary. The Fund is required to maintain certain net asset levels during the term of the Agreement.  As of October 31, 2012, the Fund had $67 million in outstanding borrowings, at an interest rate of 1.16%.  Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above LIBOR and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.25% on the unused amount of the credit facility. The carrying amount of the borrowings at $67 million approximated its fair value. For the nine months ended August 31, 2012, the average borrowings under the Agreement and the average interest rate were $58.5 million and 1.20%, respectively. In addition, the credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities. The Fund may enter into credit facilities that may represent an amount up to 33 1/3% of total assets (which represents 50% of net assets). The Fund may enter into definitive agreements with respect to such credit facilities in an amount not to exceed the limits permitted under the 1940 Act. Such credit facilities may be committed or uncommitted and are not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and it is not expected that there will be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a credit facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under any credit facility against liabilities they may incur in connection with such credit facility. The Fund may be required to pay commitment fees under the terms of any such credit facility.

In addition, the Fund expects that such credit facilities would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into additional agreements for credit facilities on terms and conditions representative of the foregoing, or that additional material terms will not apply. Moreover, any future credit facility may be short-term and any renewal, if offered, may be on terms different to, and less favorable than, those discussed above. Failure to renew such short-term credit facility may have a materially adverse impact on the Fund. Lastly, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

PREFERRED SHARES

The Declaration of Trust authorizes the Board to approve the issuance of other securities, including preferred shares, without the approval of the holders of Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. The Fund may elect to issue preferred shares as part of its leverage strategy; however, the Fund presently does not anticipate issuing preferred shares. In the event the Fund was to issue preferred shares, it would be subject to a 200% asset coverage requirement.

Prior to issuance of shares of each class or series, the Board is required by the Declaration of Trust to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Shares or otherwise be in their best interest. You should note, however, that any issuance of preferred shares must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid.

CERTAIN PROVISIONS OF THE DELAWARE STATUTORY TRUST ACT AND THE FUND’S DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust.    The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the Common Shares then entitled to vote in an election of such Trustee. In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic distribution reinvestment plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities Exchange Commission for the full text of these provisions.

Classified Board.    Under the Declaration of Trust, the Board is divided into three classes of Trustees serving staggered three-year terms. The term of the first class will expire in 2013 and the terms of the second and third classes will expire in 2014 and 2015, respectively, and when their successors are duly elected and qualified. At each annual meeting of its Common Shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Common Shareholders held in the third year following the year of their election. Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. A classified board may render a change in control of the Fund or removal of its incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of its management and policies.

CLOSED-END FUND STRUCTURE; REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END FUND

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies.

Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s net asset value, and at times has traded above net asset value.  The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of Distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of Common Shares being greater than, less than or equal to net asset value. The Board has reviewed the Fund’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Fund’s Common Shareholders. However, the Board may review periodically the trading range and activity of its shares with respect to its net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for Common Shares at net asset value or its possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in Common Shares trading at a price equal to or close to net asset value per common share. Based on the determination of the Board that the closed-end structure is desirable in light of the Fund’s investment objective and policies, it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of its Common Shareholders for the Fund to take corrective actions to reduce trading discounts in Common Shares. The Board, in consultation with SCA, may review the possibility of open market repurchases of and/or tender offers for Common Shares and will consider such factors as the market price of Common Shares, the net asset value of Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with SCA, may from time to time review other possible actions to reduce trading discounts in Common Shares.

CONVERSION TO OPEN-END FUND

To convert the Fund to an open-end investment company, the Fund’s Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case the favorable vote of “a majority of the outstanding voting securities” will be required, which as defined in the 1940 Act and used herein means the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by Common Shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to Common Shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, Common Shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities is made, investors may incur brokerage costs in connection with converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of the Fund’s counsel, K&L Gates LLP.

The discussion in this section and in the SAI is a general summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in Common Shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, the Fund has not included tax consequences that the Fund assumes to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Common Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold Common Shares as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of Common Shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●
a trust if a court within the United States can exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. shareholder” is a beneficial owner of Common Shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Common Shares should consult its tax advisers with respect to the purchase, ownership and disposition of Common Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Common Shares will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

QUALIFICATION AS A RIC

The Fund intends to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as the Fund qualifies, the Fund (but not its Common Shareholders) will not be subject to U.S. federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that the Fund distributes to its Common Shareholders. In order to qualify for treatment as a RIC for U.S. federal income tax purposes, the Fund must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter if the failure is de minimis and certain other requirements are met, which would allow the Fund to remain qualified.

The Income Test.    At least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent the Fund hold interests in entities that are taxed as grantor trusts for U.S. federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests.    The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (a) the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (b) the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnerships. The Fund refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement.    The Fund’s deduction for dividends paid to its Common Shareholders during the taxable year must equal or exceed 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) its net tax-exempt interest, if any (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any distributions that the Fund declares after the end of its taxable year. Such distributions must be declared before the due date for filing its tax return, including any extensions. The Fund intends to distribute at least annually substantially all of such income. The Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of its taxable year (which the Fund intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. The Fund refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to Common Shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in its investment company taxable income for the year of accrual, the Fund may be required to make a Distribution to its Common Shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making Distributions to Common Shareholders. Elections may be available to the Fund to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.

In order to increase its investments in MLPs, the Fund may invest in one or more subsidiary C corporations that invest in MLPs. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which the Fund invests may not produce qualifying income for purposes of determining its compliance with the 90% gross income test applicable to RICs. As a result, the Fund may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with its investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries and other expenses.

The Fund is authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, the Fund is not permitted to make Distributions to its Common Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Shares.” Moreover, its ability to dispose of assets to meet its Distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification

Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

TAXATION OF U.S. SHAREHOLDERS

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of its “investment company taxable income” (which is, generally, its ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of its net capital gains (which are, generally, its net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares. Distributions in excess of its earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such Common Shareholder’s Common Shares as a non-taxable return of capital and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the Distributions are attributable to Common Shares held by the U.S. shareholder for more than one year. To the extent that Distributions paid by the Fund are attributable to dividends received by the Fund from corporations, Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

Under the DRIP, a U.S. shareholder can have all cash distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Although the Fund currently intends to distribute any long-term capital gains at least annually, the Fund may in the future decide to retain some or all of its long-term capital gains, but designate the retained amount as a “deemed distribution.” The Fund cannot, however, treat any of its “investment company taxable income” as a “deemed distribution.” If the Fund designates any of its retained capital gains as a deemed distribution, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or Common Shares. Since the Fund expects to pay tax on any retained capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Common Shareholder’s liability for U.S. federal income tax. A Common Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Common Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and its Common Shareholders and this may affect Common Shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each Common Shareholder bear to its taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Common Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. shareholders on December 31 of the year in which the dividend was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or Common Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if Common Shareholders has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of Common Shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if Common Shares are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in its shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum U.S. federal income tax rate on the net capital gain of individual U.S. shareholders is currently scheduled to increase to 20% for taxable years beginning after December 31, 2012. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. To the extent that Distributions paid by the Fund are attributable to dividends received by the Fund from corporations, dividends distributed by the Fund may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Common Shareholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such Common Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such Common Shareholder to a refund, provided that proper information is timely provided to the IRS.

The Medicare Contribution Tax requires certain U.S. shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares for taxable years beginning after December 31, 2012. U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Common Shares.

TAXATION OF NON-U.S. SHAREHOLDERS

Whether an investment in Common Shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Common Shares by a Non-U.S. shareholder may have adverse tax consequences because certain interest income and short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. shareholder are transformed into dividends that are subject to U.S. federal income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. shareholder. In such latter case, the Distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold U.S. federal income tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of the Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of Common Shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. shareholder in the United States, or (b) the Non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of Common Shares will be subject to U.S. federal income tax if the Fund is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells Common Shares and such Common Shareholder held more than 5% of Common Shares at any time during the five-year period preceding the disposition. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to Common Shareholders’ allocable share of the tax the Fund pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the DRIP, a non-U.S. shareholder can have all cash Distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of the Fund’s “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of its current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Common Shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produce U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain non-U.S. shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common shares. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice and in proposed regulations issued on February 8, 2012, that future regulatory guidance will provide for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015. The preamble to the proposed regulations provides that withholding on certain “passthrough payments” will begin no earlier than January 1, 2017.

FAILURE TO QUALIFY AS A RIC

If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and Distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such case, under current law Distributions to its Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate shareholders. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of Common Shareholders’ tax basis, and any remaining Distributions would be treated as a capital gain. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before re-qualifying as a RIC that is accorded special tax treatment.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of the Fund’s securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

TAX RISKS

Investing in the Fund’s securities involves certain tax risks, which are more fully described in the section “Risks—Tax Risks.”

TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent and dividend-paying agent. For its services, U.S. Bancorp Fund Services, LLC receives a fixed fee per account. The Fund will reimburse U.S. Bancorp Fund Services, LLC for certain out-of-pocket expenses, which may include payments by U.S. Bancorp Fund Services, LLC to entities, including affiliated entities, that provide sub-Common Shareholder services, recordkeeping and/or transfer agency services to its beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the Fund to U.S. Bancorp Fund Services, LLC in connection with maintaining Common Shareholder accounts.

As administrator, U.S. Bancorp Fund Services, LLC provides certain administrative services for the Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, WI 53202.

CUSTODIAN

U.S. Bank N.A. is the custodian of Common Shares and other assets. U.S. Bank N.A. is located at 1555 N. River Center Drive, Suite 302; Milwaukee, Wisconsin 53212.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is the independent registered public accounting firm for the Fund and provides audit and audit-related services in connection with certain SEC filings. KPMG is located at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, 1 Lincoln Street, Boston, Massachusetts 02111.

Until April 15, 2013 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus and the applicable prospectus supplement. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus and the applicable prospectus supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

900,000 Shares

Salient MLP & Energy Infrastructure Fund

Common Shares

PROSPECTUS SUPPLEMENT

March 21, 2013

Stifel

Oppenheimer & Co.

BB&T Capital Markets

Wunderlich Securities

Ladenburg Thalmann & Co. Inc.

Davenport & Company LLC